Exhibit 10.34
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
between
ARCHEMIX CORP.
and
MERCK, KGaA
January 17, 2007
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

i

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

List of Schedules

Schedule 1	Optimized Lead Compound Selection Criteria
Schedule 2A	Program Targets
Schedule 2B	Target Replacement List
Schedule 3	Licensed Patent Rights
Schedule 4	Excluded Aptamers
Schedule 5	Excluded Targets
Schedule 6	Development Candidate Selection Criteria
Schedule 7	Form of Press Release
Schedule 8	Regional Offices or Countries in which Patent Applications are to be Nationalized or Otherwise Prosecuted, Filed and Maintained
Schedule 9	Material Terms to be Included in Form of Co-Promotion Agreement
Schedule 10	Merck’s Standard Exchange Rate Methodology Applied In Its External Reporting
Schedule 11	Program Chemistries
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
     This COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (this “Agreement”) is entered into as of January 17, 2007, by and between Archemix Corp., a Delaware corporation with offices at 300 Third Street, Cambridge, MA 02142 (“ARCHEMIX”), and Merck KGaA, a company organized under the laws of Germany with offices at Frankfurter Str. 250, 64293 Darmstadt, Germany (“MERCK”). Each of MERCK and ARCHEMIX is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”
     WHEREAS, ARCHEMIX has developed and controls certain technology, patent rights and proprietary materials related to (a) the identification and optimization of aptamers using its proprietary SELEX™ process and SELEX™ technology, and (b) the use of such aptamers for treating, preventing or delaying onset or progression of human diseases or conditions; and
     WHEREAS, MERCK is engaged in the research, development and commercialization of human therapeutics; and
     WHEREAS, the Parties desire to enter into a collaboration for the purposes of identifying aptamers against certain identified targets, and developing and commercializing products derived from such aptamers for the prevention, treatment and delay of onset or progression of cancer.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:
1. DEFINITIONS
     Whenever used in this Agreement with an initial capital letter, the terms defined in this Section 1 and in Schedule 9 attached hereto shall have the meanings specified.
     1.1 “Adverse Event” means any untoward, undesired or unplanned medical occurrence in a human clinical trial subject or a patient, which occurrence has a temporal relationship to administration of a Development Candidate or Product, whether or not considered related to the Development Candidate or Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease associated with the use of such Development Candidate or Product.
     1.2 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more affiliates, controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.
     1.3 “Annual Development Plan” means, with respect to each Optimized Lead Compound and Development Candidate and Contract Year, the written plan for the Development
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Program for such Optimized Lead Compound and Development Candidate for such Contract Year, as such written plan may be amended, modified or updated, as further described in Section 4.3.
     1.4 “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of the Net Sales for such Calendar Year.
     1.5 “Annual Research Plan” means the written plan describing the research activities to be carried out by each Party during each Contract Year of the Research Program Term in conducting the Research Program pursuant to this Agreement as well as a budget therefore, as such written plan may be amended, modified or updated, as further described in Section 3.2.
     1.6 “Applicable Laws” means Federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of Regulatory Authorities, national securities exchanges or securities listing organizations, that are in effect from time to time during the Term and apply to a particular activity hereunder.
     1.7 “Aptamer” means (a) any naturally or non-naturally occurring oligonucleotide identified by ARCHEMIX through the SELEX® Process that binds with high specificity and affinity to a Target; and (b) any oligonucleotide Derived from the oligonucleotide of (a) that has such high specifity and affinity.
     1.8 “ARCHEMIX Background Technology” means any Technology that is used by ARCHEMIX, or provided by ARCHEMIX for use, in the Research Program and/or the Development Program that is (a) Controlled by ARCHEMIX as of the Effective Date or (b) conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX after the Effective Date other than in the conduct of ARCHEMIX Research Activities or ARCHEMIX Development Activities and without the use in any material respect of any MERCK Technology (other than Collaboration Aptamers), MERCK Patent Rights or MERCK Materials. For purposes of clarity, ARCHEMIX Background Technology (a) shall include the SELEX® Process and SELEX® Technology and (b) shall not include Collaboration Aptamers, ARCHEMIX Program Technology or ARCHEMIX’s interest in Joint Technology.
     1.9 “ARCHEMIX Decision” means a decision with respect to the following issues: (a) the conduct of the [***] against [***]; (b) whether ARCHEMIX is to incur any [***]; (c) whether ARCHEMIX is to be obligated to perform any [***]; (d) whether ARCHEMIX is to incur any [***] in the performance of [***] or [***]; (e) the expansion, at MERCK’s request, of the number of FTEs to be provided by ARCHEMIX under the Research Program beyond [***] in any [***]; and (f) the inclusion of any [***] MERCK as [***] Program Target.
     1.10 “ARCHEMIX Development Activities” means all Development activities specified to be conducted by ARCHEMIX in any Annual Development Plan (or amendment thereto) and approved by ARCHEMIX’s representatives on the JPT and JSC (without resort to the dispute resolution procedures set forth in Section 2.1.6).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.11 “ARCHEMIX-Gilead License Agreement” means the License Agreement between Gilead Sciences, Inc. and ARCHEMIX dated October 21, 2001, as amended.
     1.12 “ARCHEMIX Materials” means any Proprietary Materials that are Controlled by ARCHEMIX and used by ARCHEMIX, or provided by ARCHEMIX for use, in the Research Program and/or the Development Program. For purposes of clarity, ARCHEMIX Materials shall include all Aptamers provided by ARCHEMIX for use in the Research Program.
     1.13 “ARCHEMIX Patent Rights” means any Patent Rights Controlled by ARCHEMIX that contain one or more claims that cover ARCHEMIX Technology.
     1.14 “ARCHEMIX Program Technology” means (a) any oligonucleotide of an Enriched Pool that is not a Program Oligonucleotide; (b) any Program Technology that is conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX, alone or jointly with any Third Party, without the use in any material respect of any MERCK Technology (other than Collaboration Aptamers), MERCK Patent Rights, MERCK Materials or Joint Technology; and (c) any Program Technology, regardless of whether conceived or first reduced to practice by employees of, or consultants to, ARCHEMIX, MERCK, or both Parties, alone or jointly with any Third Party, that relates to, or constitutes, the SELEX® Process or SELEX® Technology. For purposes of clarity, ARCHEMIX Program Technology does not include Program Generic Technology, Program Aptamer-Specific Technology and/or Development Program Technology.
     1.15 “ARCHEMIX Research Activities” means all activities specified to be conducted by ARCHEMIX in any Annual Research Plan (or amendment thereto) that are (a) approved by the JPT and the JSC and (b) to the extent involving matters that are ARCHEMIX Decisions, approved by ARCHEMIX in accordance with Section 2.1.6.
     1.16 “ARCHEMIX Technology” means, collectively, ARCHEMIX Background Technology and ARCHEMIX Program Technology.
     1.17 “Calendar Quarter” means each successive period of three (3) consecutive calendar months commencing on January 1, April 1, July 1 or October 1, as the case may be, and ending on March 31, June 30, September 30 or December 31, respectively; provided, that, the initial Calendar Quarter shall commence on the Effective Date and end on March 31, 2007.
     1.18 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.
     1.19 “Change of Control” means, with respect to a Party, (a) a merger, consolidation, share exchange or other similar transaction involving such Party and any Third Party which results in the holders of the outstanding voting securities of such Party immediately prior to such merger, consolidation, share exchange or other similar transaction ceasing to hold more than fifty percent (50%) of the combined voting power of the surviving, purchasing or continuing entity immediately after such merger, consolidation, share exchange or other similar transaction, (b) any transaction or series of related transactions (other than an investment transaction by an entity
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

not engaged in the pharmaceutical or biotechnology business, the purpose of which is to raise capital for a Party) in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s assets which relate to this Agreement.
     1.20 “Collaboration” means the alliance of ARCHEMIX and MERCK established pursuant to this Agreement for the purposes of identifying, researching and Developing Development Candidates and Commercializing Products in the Field in the Territory.
     1.21 “Collaboration Aptamer” means, collectively, Program Oligonucleotides, Program Aptamers, Lead Compounds, Optimized Lead Compounds, Development Candidates and/or Products.
     1.22 “Combination Product” means a combination or bundled product that is sold together in a single package or as a unit at a single price by a Party, its Affiliates or sublicensees (or Sublicensees, as the case may be) and that includes: (a) a Product; and (b) a Supplemental Product that is not within the Licensed Patent Rights, where both the Product and the Supplemental Product are required to treat the intended Indication and/or to achieve the intended use or effect.
     1.23 “Commercialization” or “Commercialize” means any and all activities directed to the commercialization of a Product after Commercialization Regulatory Approval has been obtained, including marketing, manufacturing for commercial sale, promoting, detailing, distributing, offering to sell and selling a Product, importing a Product for sale, conducting post-marketing human clinical studies and interacting with Regulatory Authorities regarding the foregoing. When used as a verb, “to Commercialize” and “Commercializing” means to engage in Commercialization and “Commercialized” has a corresponding meaning.
     1.24 “Commercially Reasonable Efforts” means (a) with respect to activities of ARCHEMIX in the Research Program, or, with respect to the conduct of ARCHEMIX Development Activities, if any, or, with respect to activities of ARCHEMIX in the Commercialization of a Waived Compound which is the subject of a transition plan pursuant to Section 7.1.2(c), the efforts and resources comparable to those undertaken by ARCHEMIX in pursuing the research, discovery, development, commercialization and intellectual property protection of proprietary materials and the development of product candidates, as applicable, that are not subject to the Collaboration and that are at an equivalent stage of development or commercialization and have similar market potential and are at a similar stage in their lifecycle, and (b) with respect to activities of MERCK in the Research Program, the Development of a particular Development Candidate or the Commercialization of a particular Product, the efforts and resources comparable to those undertaken by MERCK in pursuing intellectual property protection and development of product candidates and commercialization of products, as applicable, that are not subject to the Collaboration and that are at an equivalent stage of development or commercialization and have similar market potential and are at a similar stage in their lifecycle. For purposes of both (a) and (b) above, all relevant factors as measured by the facts and circumstances at the time such efforts are due shall be taken into account, including, as
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

applicable and without limitation, mechanism of action; efficacy and safety; product profile; actual or anticipated Regulatory Authority approved labeling; and the nature and extent of market exclusivity (including patent coverage, proprietary position and regulatory exclusivity; cost, time required for and likelihood of obtaining Commercialization Regulatory Approval; competitiveness of alternative products and market conditions; actual or projected profitability and availability of capacity to manufacture and supply for commercial sale).
     1.25 “Commercialization Regulatory Approval” means, with respect to any Product, the Regulatory Approval required by Applicable Laws to sell such Product for use in the Field in a country or region in the Territory. “Commercialization Regulatory Approval” shall include, without limitation, the approval of any Drug Approval Application. For purposes of clarity, “Commercialization Regulatory Approval” in the United States shall mean final approval of an NDA for the first Indication or sNDA for an additional Indication permitting marketing of the applicable Product in interstate commerce in the United States, “Commercialization Regulatory Approval” in the European Union shall mean marketing authorization for the applicable Product pursuant to Council Directive 2001/83/EC, as amended, or Council Regulation 2309/93/EEC, as amended and “Commercialization Regulatory Approval” in Japan shall mean final approval of an application submitted to the Ministry of Health, Labor and Welfare and the publication of a New Drug Approval Information Package permitting marketing of the applicable Product in Japan, as any of the foregoing may be amended from time to time.
     1.26 “Competitive Entity” means any Third Party in the top [***] companies ranked by [***] in the most recently completed Calendar Year for which such ranking is readily available from an unaffiliated Third Party.
     1.27 “Competitive Program” means any research, development or commercialization activity that involves an Aptamer that targets a Program Target for use in the Field.
     1.28 “Confidential Information” means (a) with respect to ARCHEMIX, all tangible embodiments of ARCHEMIX Technology, (b) with respect to MERCK, all tangible embodiments of MERCK Technology and (c) with respect to each Party, (i) all tangible embodiments of Joint Technology and (ii) all information, Technology and Proprietary Materials disclosed or provided by or on behalf of such Party (the “disclosing Party”) to the other Party (the “receiving Party”) or to any of the receiving Party’s employees, consultants, Affiliates or sublicensees (or Sublicensees, as the case may be); provided, that, none of the foregoing shall be Confidential Information if: (A) as of the date of disclosure, it is known to the receiving Party or its Affiliates as demonstrated by contemporaneous credible written documentation, other than by virtue of a prior confidential disclosure to such receiving Party; (B) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no fault of the receiving Party; (C) it is obtained by the receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the disclosing Party; or (D) it is independently developed by or for the receiving Party without reference to or use of any Confidential Information of the disclosing Party as demonstrated by contemporaneous credible written documentation. For purposes of clarity, unless excluded from Confidential Information pursuant to the proviso at the end of the preceding sentence, any scientific, technical or financial information of a Party that is disclosed at any meeting of the JSC, JPT or JMC or disclosed
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

through an audit report shall constitute Confidential Information of the disclosing Party. Notwithstanding anything herein to the contrary, the terms of this Agreement shall constitute Confidential Information of each Party.
     1.29 “Contract Year” means (a) the period beginning on the Effective Date and ending on the first anniversary of the last day of the calendar month in which the Effective Date falls and (b) each succeeding twelve (12) month period thereafter.
     1.30 “Control” or “Controlled” means (a) with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and without violating any Applicable Laws and (b) with respect to Proprietary Materials, the possession by a Party of the right to supply such Proprietary Materials to the other Party as provided herein without the payment of additional consideration to, and without violating the terms of, any agreement or arrangement with any Third Party, and without violating any Applicable Laws.
     1.31 “CTN” means the notification submitted to the Japanese Ministry of Health, Labor and Welfare prior to the Initiation of a clinical trial in Japan.
     1.32 “Derived” means identified, obtained, developed, created, synthesized, generated, designed or resulting from, based upon, containing or incorporating; conjugated to or complexed with (whether directly or indirectly, or in whole or in part).
     1.33 “Detail” means, with respect to a Co-Promoted Product, an interactive, live, face-to-face contact of a Representative within the Co-Promotion Territory with a medical professional with prescribing authority or other individuals or entities that have a significant impact or influence on prescribing decisions, in an effort to increase physician prescribing preferences of such Co-Promoted Product for its approved uses within the Co-Promotion Territory. When used as a verb, “Detailing” means performing Details. When used as an adjective, “Detailing” means of or related to performing Details.
     1.34 “Development” or “Develop” means, with respect to each Optimized Lead Compound and Development Candidate, all non-clinical and clinical activities performed in order to obtain Regulatory Approval of a Product Derived from such Optimized Lead Compound or Development Candidate in accordance with this Agreement up to and including the obtaining of Commercialization Regulatory Approval of such Product. For purposes of clarity, these activities include, without limitation, in vivo animal efficacy testing, preclinical safety testing, test method development and stability testing, regulatory toxicology studies, formulation, process development, manufacturing, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control development, statistical analysis and report writing, clinical trial design and operations, preparing and filing Drug Approval Applications, and all regulatory affairs related to the foregoing. When used as a verb, “Developing” means to engage in Development and “Developed” has a corresponding meaning.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.35 “Development Candidate” means any Optimized Lead Compound that the JPT nominates and the JSC accepts as a Development Candidate as set forth in Section 3.7 and for which MERCK has paid the Development Candidate Milestone Payment in the time allotted for such payment in Section 5.4.1; provided, that, no Collaboration Aptamer shall, after [***], be nominated or accepted as a Development Candidate.
     1.36 “Development Candidate Milestone Payment” means the payment to be made to ARCHEMIX upon occurrence of Milestone 2 pursuant to Section 5.4.1.
     1.37 “Development Candidate Selection Criteria” or “DCSC” means the guideline criteria for selecting Optimized Lead Compounds that are sufficiently promising to warrant further Development as Development Candidates as set forth in Schedule 6 attached hereto, as such Schedule 6 shall be amended from time to time by the JSC, which amendment shall occur before any activities with respect to such Development Candidate are initiated, in any material respect, in the Development Program.
     1.38 “Development Program” means the Development activities to be conducted during the Term with respect to each Optimized Lead Compound and Development Candidate pursuant to the Annual Development Plan, with the objective of developing such Optimized Lead Compound or Development Candidate into a Product.
     1.39 “Development Program Technology” means any Technology that is first conceived or reduced to practice within the Development Program including but not limited to a process for modifying, optimizing, using, formulating, delivering and/or stabilizing a Collaboration Aptamer.
     1.40 “Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease.
     1.41 “Diagnostic Product” means In Vitro Diagnostics, In Vivo Diagnostic Agents and any product used for Diagnosis. For purposes of clarity, the term Diagnostic Product shall not include a product used for the delay of the onset or progression of, or the treatment or prevention of, an Indication.
     1.42 “Drug Approval Application” means, with respect to a Product in a particular country or region, an application for Commercialization Regulatory Approval for such Product in such country or region, including without limitation: (a) an NDA or sNDA; (b) a counterpart of an NDA or sNDA in any country or region in the Territory (including, without limitation, a CTN); and (c) all supplements and amendments to any of the foregoing.
     1.43 “Enriched Pool” means a pool of oligonucleotides used to perform the SELEX® Process against a Program Target in the performance of the Research Program that (a) has undergone [***] or more [***] of [***] and (b) wherein, using an [***] with [***] of [***] (i.e., [***]) and [***] of the applicable Program Target, at least [***]% of the input pool of [***] is
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***] in the assay by the Program Target and the [***] fraction of the [***] pool is at least [***] relative to the [***] fraction for [***] (i.e., [***]) pool of [***].
     1.44 “Effective Date” means the date first set forth above.
     1.45 “Excepted Decision” means any of the following decisions requiring the unanimous approval of all members of the JSC: (a) any decision as to whether a milestone has been achieved under this Agreement for which a milestone payment is payable; and (b) any decision as to whether a proposed Target is a [***].
     1.46 “Excluded Aptamer” means any Aptamer listed on Schedule 4 attached hereto.
     1.47 “Excluded Target” means any Target listed on Schedule 5 attached hereto.
     1.48 “Failed Compound” means any Collaboration Aptamer directed against a Failed Target.
     1.49 “Failed Target” means (a) any Program Target as to which the JPT concludes and the JSC agrees, that ARCHEMIX is unable or unlikely to identify [***] Program Target, (b) any Program Target for which ARCHEMIX fails to identify [***]; (c) any Program Target for which MERCK discontinues Development of [***], provided, that, at such time no other [***] for such Program Target are in Development, and (d) any Program Target for which [***] meeting the applicable [***] exists and for which MERCK has not [***] the [***] in the time allotted for such [***] in Section 5.4.1. For purposes of clarity, a Failed Target shall not be considered a Program Target.
     1.50 “FDA” means the United States Food and Drug Administration or any successor agency or authority thereto.
     1.51 “FDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended.
     1.52 “Field” means [***]. For purposes of clarity, the Field shall not include the research, development, manufacture, use or sale of Diagnostic Products or Radio Therapeutics.
     1.53 “First Commercial Sale” means, with respect to a Product in a country in the Territory, the first sale, transfer or disposition for value or for an end user of such Product in such country.
     1.54 “Force Majeure” means any occurrence beyond the reasonable control of a Party that (a) prevents or substantially interferes with the performance by such Party of any of its obligations hereunder and (b) occurs by reason of any act of God, flood, fire, explosion, earthquake, strike, lockout, labor dispute, casualty or accident, or war, revolution, civil commotion, act of terrorism, blockage or embargo, or any injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or of any subdivision, authority or representative of any such government.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.55 “FTE” shall mean [***] hours of work devoted to or in support of the ARCHEMIX Research Activities or the ARCHEMIX Development Activities that is carried out by one or more appropriately trained employees of ARCHEMIX, measured in accordance with ARCHEMIX’s time allocation practices from time to time.
     1.56 “FTE Cost” means, for any period, the applicable FTE Rate multiplied by the applicable number of FTEs in such period.
     1.57 “FTE Rate” means (a) for the [***] Contract Year, [***] Dollars (US $[***]); (b) for the [***] Contract Year, [***] Dollars (US $[***]); (c) for the [***] Contract Year, [***] Dollars (US $[***]); (d) for each FTE or portion thereof greater than [***] in [***] Contract Year during the Research Program Term, [***] Dollars (US $[***]); and (e) for [***] Contract Year on and after the expiration of the Research Program Term, an amount per Contract Year to be determined by multiplying [***] Dollars (US $[***]) by the [***] in the Consumer Price Index since the Effective Date ([***] for all items; [***]; available at [***] and adding or subtracting the product of such multiplication to or from [***] Dollars (US $[***]). The FTE rate includes all salary, employee benefits, materials and all other expenses including support staff and overhead for or associated with ARCHEMIX scientists performing activities but does not include Third Party Costs as set forth in Section 5.3.3.
     1.58 “GAAP” means United States generally accepted accounting principles, consistently applied.
     1.59 “Hatch-Waxman Act” means the Drug Price Competition and Patent Term Restoration Act of 1984, as amended.
     1.60 “ICC” means the International Chamber of Commerce in Paris, France.
     1.61 “IND” means: (a) an Investigational New Drug Application as defined in the FDCA and regulations promulgated thereunder or any successor application or procedure required to initiate clinical testing of a Development Candidate in humans in the United States; (b) a counterpart of an Investigational New Drug Application that is required in any other country or region in the Territory before beginning clinical testing of a Development Candidate in humans in such country or region; and (c) all supplements and amendments to any of the foregoing.
     1.62 “Indication” means any human indication, disease or condition in the Field, which can be treated, prevented, cured or the progression of which can be delayed. For purposes of clarity, distinctions between human indications, diseases or conditions with respect to a Product shall be made by reference to the World Health Organization International Classification of Diseases, version 10 (as revised and updated, “ICD10”).
     1.63 “Initiation” means, with respect to a human clinical trial, the first date that a subject or patient is dosed in such clinical trial.
     1.64 “In Vitro Diagnostics” means the use of the SELEX® Process or Aptamers or PhotoAptamers identified through the use of the SELEX® Process in the assay, testing or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of the SELEX® Process or Aptamers or PhotoAptamers identified through the use of the SELEX® Process in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder, or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process, or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); and (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples).
     1.65 “In Vivo Diagnostic Agent” means any product containing one or more Aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
     1.66 “Joint Patent Rights” means Patent Rights that contain one or more claims that cover Joint Technology.
     1.67 “Joint Project Team” or “JPT” means the committee composed of ARCHEMIX and MERCK representatives established pursuant to Section 2.2.
     1.68 “Joint Steering Committee” or “JSC” means the committee composed of ARCHEMIX and MERCK representatives established pursuant to Section 2.1.
     1.69 “Joint Technology” means (a) all Program Generic Technology and (b) any Program Technology other than Program Aptamer-Specific Technology, that is (i) jointly conceived or reduced to practice by employees of or consultants to MERCK and employees of or consultants to ARCHEMIX or (ii) conceived or reduced to practice solely by employees of or consultants to a Party with the use in any material respect of any Technology, Patent Rights or Proprietary Materials of the other Party. For the avoidance of doubt, any Program Technology that relates to the SELEX® Process or to the SELEX® Technology shall not be considered Joint Technology irrespective of which Party conceived or reduced to practice such improvement.
     1.70 “Knowledge” means, with respect to a Party, the actual knowledge of any employee of such Party.
     1.71 “Lead Compound” means any Program Aptamer that [***] Program Target that is first identified in the conduct of the Research Program or Development Program, or any Aptamer [***] first identified in the conduct of the Research Program or Development Program that [***] Program Target; provided, that, no Collaboration Aptamer shall, after [***], be nominated or designated as a Lead Compound.
     1.72 “Licensed Patent Rights” means any ARCHEMIX Patent Rights and ARCHEMIX’s interest in Joint Patent Rights that (a) contain one or more claims that cover any Collaboration Aptamer, including its manufacture or its formulation or a method of its delivery
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or of its use, or (b) are necessary for MERCK to exercise the licenses granted to it pursuant to Sections 7.1 and 7.2. For purposes of clarity, Licensed Patent Rights existing as of the Effective Date include those listed on Schedule 3 attached hereto.
     1.73 “Licensed Technology” means any ARCHEMIX Technology and ARCHEMIX’s interest in Joint Technology that (a) relates to any Collaboration Aptamer, including its manufacture or its formulation or a method of its delivery or of its use, and (b) is necessary for MERCK to exercise the licenses granted to it pursuant to Sections 7.1 and 7.2.
     1.74 “Major Market Country” means each of the [***] and [***].
     1.75 “MERCK Background Technology” means any Technology that is used by MERCK, or provided by MERCK for use, in the Research Program and/or Development Program that is (a) Controlled by MERCK as of the Effective Date or (b) conceived or first reduced to practice by employees of, or consultants to, MERCK after the Effective Date other than in the conduct of MERCK Research Activities or MERCK Development Activities and without the use in any material respect of any Collaboration Aptamers, ARCHEMIX Technology, ARCHEMIX Patent Rights, or ARCHEMIX Materials. For purposes of clarity, MERCK Background Technology shall not include MERCK Program Technology or MERCK’s interest in Joint Technology.
     1.76 “MERCK Development Activities” means all Development activities specified to be conducted by MERCK in any Annual Development Plan (or amendment thereto).
     1.77 “MERCK Materials” means any Proprietary Materials that are Controlled by MERCK and used by MERCK, or provided by MERCK for use, in the Research Program and/or the Development Program.
     1.78 “MERCK Patent Rights” means any Patent Rights Controlled by MERCK that contain one or more claims that cover MERCK Technology.
     1.79 “MERCK Program Technology” means (a) any Program Technology that (i) is not ARCHEMIX Program Technology or Joint Technology and (ii) is conceived or first reduced to practice by employees of, or consultants to, MERCK, alone or jointly with any Third Party, without the use in any material respect of any ARCHEMIX Technology, ARCHEMIX Patent Rights, ARCHEMIX Materials or Joint Technology; (b) any Program Aptamer-Specific Technology; and (c) any Development Program Technology.
     1.80 “MERCK Research Activities” means all activities specified to be conducted by MERCK in any Annual Research Plan (or amendment thereto) that are approved by the JPT and JSC.
     1.81 “MERCK Technology” means, collectively, MERCK Background Technology and MERCK Program Technology.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.82 “Minimum FTE Funding Commitment” means the funding of at least [***] ARCHEMIX FTEs at the applicable FTE Rate for each Contract Year during the Research Program Term.
     1.83 “NDA” means a New Drug Application, as defined in the FDCA and regulations promulgated thereunder or any successor application or procedure required to sell a Product in the United States.
     1.84 “Net Sales” means the gross amount billed or invoiced by MERCK or any of its Affiliates or Sublicensees to Third Parties throughout the Territory for sales or other dispositions or transfers for value of Products less (a) allowances for normal and customary trade, quantity and cash discounts actually allowed and taken, (b) transportation, insurance and postage charges, if prepaid by MERCK or any Affiliate or Sublicensee of MERCK and included on any such party’s bill or invoice as a separate item, (c) credits, rebates, returns pursuant to agreements (including, without limitation, managed care agreements) or government regulations, to the extent actually allowed, and (d) sales, use and other consumption taxes similarly incurred to the extent included on the bill or invoice as a separate item. In addition, Net Sales are subject to the following:
If MERCK or any of its Affiliates or Sublicensees effects a sale, disposition or transfer of a Product to a customer in a particular country other than on customary commercial terms or as part of a package of products and services, the Net Sales of such Product to such customer shall be deemed to be “the fair market value” of such Product. For purposes of this subsection, “fair market value” shall mean the value that would have been derived had such Product been sold as a separate product to another customer in the country concerned on customary commercial terms.
In the case of pharmacy incentive programs, hospital performance incentive program chargebacks, disease management programs, similar programs or discounts on “bundles” of products, all discounts and the like shall be allocated among products on the basis on which such discounts and the like were actually granted or, if such basis cannot be determined, in proportion to the respective list prices of such products or such other reasonable allocation method as the Parties shall agree.
For purposes of clarity, use of any Product in clinical trials, pre-clinical studies or other research or development activities, or disposal or transfer of Products for a bona fide charitable purpose or a commercially reasonable sampling program, shall not give rise to any Net Sales.
     1.85 “Optimized Lead Compound” means any [***] Compound that the JPT nominates and the JSC accepts as meeting the OLSC for such Program Target; provided, that, no [***] shall, after becoming a [***], be nominated or designated as an Optimized Lead Compound.
     1.86 “Optimized Lead Compound Selection Criteria” or “OLSC” means the guideline criteria for selecting Lead Compounds that are sufficiently promising to warrant further research as an Optimized Lead Compound as set forth in Schedule 1 attached hereto, as such Schedule 1 may be amended from time to time by the JSC, which amendment shall occur before
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

any research activities are initiated with respect to such Optimized Lead Compound against the applicable Program Target. Notwithstanding anything to the contrary set forth in Schedule 1, for purposes of determining whether a Lead Compound has been designated as an Optimized Lead Compound for Milestone 1 in Section 5.4.1, [***] shall be required to be performed with respect to such Lead Compound, whether or not included as part of the OLSC.
     1.87 “Patent Rights” means the rights and interests in and to issued patents and pending patent applications (which, for purposes of this Agreement, include certificates of invention, applications for certificates of invention and priority rights) in any country or region, including all provisional applications, substitutions, continuations, continuations-in-part, divisions, renewals, all letters patent granted thereon, and all reissues, re-examinations and extensions thereof, and all foreign counterparts of any of the foregoing.
     1.88 “Permitted Screening Activities” means, [***] to any [***], any [***] ARCHEMIX [***] to such [***] for [***] and/or for [***] for the [***] of [***] Aptamers [***] bind to a [***] a [***].
     1.89 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.
     1.90 “Phase I Clinical Trial” means a clinical trial conducted in healthy humans or patients, which clinical trial is designed to establish the safety, drug-drug interactions and/or pharmacokinetics of an investigational drug given its intended use, and to support continued testing of such drug in Phase II Clinical Trials.
     1.91 “Phase II Clinical Trial” means a clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to establish the safety, appropriate dosage and pharmacological activity of an investigational drug given its intended use, and to initially explore its efficacy for such disease or condition.
     1.92 “Phase III Clinical Trial” means a pivotal clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to ascertain efficacy and safety of an investigational drug for its intended use and to define warnings, precautions and Adverse Events that are associated with the Development Candidate in the dosage range intended to be prescribed, with the purpose of preparing and submitting applications for Regulatory Approval or label expansion to the pertinent Regulatory Authority in any country.
     1.93 “Product” means any pharmaceutical or medicinal item, substance or formulation that contains, incorporates or comprises a Collaboration Aptamer or any Aptamer Derived therefrom that binds a Program Target. Notwithstanding the above, if a first pharmaceutical or medicinal item, substance or formulation is deemed to be a Product for purposes of this Agreement, any subsequent pharmaceutical or medicinal item, substance or formulation will be considered to be an additional Product for purposes of this Agreement only
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to the extent that it is a new chemical entity (as defined by the FDCA) with respect to the existing Product(s).
     1.94 “Product Commercialization Plan” means, with respect to each Product, the written plan for the Commercialization of such Product in the Territory (including, without limitation, expected manufacturing scale-up, manufacture, formulation and filling requirements for such Product and a detailed strategy, budget and proposed timelines), as such plan may be amended or updated.
     1.95 “Product Trademark” means any trademark or trade name, whether or not registered, or any trademark application or renewal, extension or modification thereof, in the Territory, or any trade dress and packaging, in each case (a) that are applied to or used with any Product by MERCK and (b) together with all goodwill associated therewith and promotional materials relating thereto.
     1.96 “Program Aptamer” means any [***] that is an [***] that [***] and that is first identified in the performance of the Research Program or during Development and/or any [***] that [***] that is [***] from such [***] and that is first identified in the performance of the Research Program or during Development.
     1.97 “Program Aptamer-Specific Patent Rights” means all Patent Rights that cover only Program Aptamer-Specific Technology.
     1.98 “Program Aptamer-Specific Technology” means any Program Technology that relates specifically to (a) any Collaboration Aptamer or (b) the manufacture, formulation, delivery, production or use of a Collaboration Aptamer.
     1.99 “Program Generic Patent Rights” means Patent Rights that cover only Program Generic Technology.
     1.100 “Program Generic Technology” means any Program Technology that relates generally to the manufacture, formulation, delivery, production or use of Aptamers.
     1.101 “Program Oligonucleotide” means the [***] and [***] obtained from an [***] and [***] and [***] in the performance of the [***] against a [***] that is not a [***].
     1.102 “Program Target” means the Targets listed on Schedule 2A attached hereto, as amended from time to time in accordance with Section 3.5.
     1.103 “Program Technology” means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) or Proprietary Materials that are conceived or first reduced to practice (actively or constructively) by either Party in the conduct of the Research Program.
     1.104 “Proprietary Materials” means tangible chemical, biological or physical materials (a) that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, whether or not specifically designated as proprietary by the Transferring Party
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or (b) that are otherwise conceived or reduced to practice in the conduct of the Research Program or the Development Program.
     1.105 “Quarterly FTE Payment” means the minimum amount payable by MERCK to ARCHEMIX for FTEs during each Calendar Quarter of the Research Program Term pursuant to Section 5.3, which shall equal the greater of: (a) $[***] per Calendar Quarter in the [***] Contract Year, $[***] per Calendar Quarter in the [***] Contract Year, and $[***] per Calendar Quarter in the [***] Contract Year; or (b) the estimated FTE Cost as set forth in the Annual Research Plan for such Calendar Quarter.
     1.106 “Radio Therapeutic” means any product for human therapeutic use that contains one or more Aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.
     1.107 “Regulatory Approval” means, with respect to any country or region in the Territory, any approval, product and establishment license, registration or authorization of any Regulatory Authority required for the manufacture, use, storage, importation, exportation, distribution, transport or sale of a Product for use in the Field in such country or region.
     1.108 “Regulatory Authority” means the FDA, or any counterpart of the FDA outside the United States, or any other national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the distribution, importation, exportation, manufacture, production, use, storage, transport, clinical testing or sale of a Product.
     1.109 “Regulatory Filings” means, collectively: (a) all INDs, establishment license applications, drug master files, applications for designation as an “Orphan Product(s)” under the Orphan Drug Act, for “Fast Track” status under Section 506 of the FDCA (21 U.S.C. § 356) or for a Special Protocol Assessment under Section 505(b)(4)(B) and (C) of the FDCA (21 U.S.C. § 355(b)(4)(B)), NDAs and BLAs and all other similar filings (including, without limitation, counterparts of any of the foregoing in any country or region in the Territory); (b) all supplements and amendments to any of the foregoing; and (c) all data and other information contained in, and correspondence relating to, any of the foregoing.
     1.110 “Representative” means an individual (including a medical service liaison, sales representative or other representative) employed and trained by either Party or employed by a Third Party or self-employed and trained by or on behalf of a Party, in any case, to Detail a Co-Promoted Product.
     1.111 “Research Program” means the research program to be conducted by the Parties during the Research Program Term pursuant to the Annual Research Plan up to and including the selection of Optimized Lead Compounds from Lead Compounds. For purposes of clarity, the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Research Program does not include any Development activities performed in the course of the Development Program.
     1.112 “Research Program Term” means the period beginning on the Effective Date and ending on the last day of the third Contract Year; provided, that, if this Agreement is terminated prior to the end of the Research Program Term, the effective date of such early termination shall become the last day of the Research Program Term.
     1.113 “Royalty Term” means, on a Product-by-Product and country-by-country basis, the period beginning on the date of First Commercial Sale of a Product in a country and ending on the later to occur of (a) expiration of the last to expire Valid Claim of the Licensed Patent Rights, Program Aptamer-Specific Patent Rights or Joint Patent Rights in such country that covers such Product or its identification, manufacture, use, import, offer for sale or sale or (b) (i) with regard to the first Product for each Program Target sold in such country, fifteen (15) years from the date of the First Commercial Sale of such first Product in such country or (ii) with regard to each additional Product for such Program Target sold in such country, ten (10) years from the date of the First Commercial Sale of each such additional Product in such country.
     1.114 “SELEX® Portfolio” means those Patent Rights licensed by Gilead to ARCHEMIX pursuant to the ARCHEMIX-Gilead License Agreement.
     1.115 “SELEX® Process” means any process for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing, including without limitation any such process that (a) is covered by, or is described in, the SELEX® Portfolio, including without limitation U.S. Patent Nos. [***] or [***] (b) is covered by, or is described in, any other Patent Rights Controlled by ARCHEMIX, and (c) any continuations, divisionals and continuations-in part substitutions, renewals, reissues, re-examinations and extensions of and improvements to the inventions covered by, or described in, the foregoing Patent Rights.
     1.116 “SELEX® Technology” means (a) generic aptamer compositions and (b) any process for modifying, optimizing and/or stabilizing an aptamer wherein such modification, optimization or stabilization includes, without limitation minimization, truncation, conjugation, pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides.
     1.117 “sNDA” means a Supplemental New Drug Application, as defined in the FDCA and applicable regulations promulgated thereunder.
     1.118 “Sublicense Agreement” means any agreement entered into by MERCK with a Sublicensee.
     1.119 “Sublicensee” means any Third Party to which MERCK grants a sublicense under the licenses granted to it under Section 7.1 or 7.2.
     1.120 “Supplemental Product” means a product having independent, supplementary or enabling therapeutic effect (e.g., as a catalyst or adjuvant) or diagnostic utility.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.121 “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     1.122 “Target Replacement List” means the list of Targets on Schedule 2B attached hereto, as amended pursuant to Section 3.5.1.
     1.123 “Target Selection Field” means the treatment or prevention in humans of cancer.
     1.124 “Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical compounds; and (b) compositions of matter, data, formulations, processes, techniques, know-how and results (including, without limitation, any negative results).
     1.125 “Terminated Compounds” means (a) all Collaboration Aptamers upon any termination of this Agreement by ARCHEMIX pursuant to Section 10.2.3 or Section 10.2.2 or by MERCK pursuant to Section 10.2.1; and (b) the relevant Collaboration Aptamers binding specifically to the Program Target for which MERCK’s license is terminated by ARCHEMIX pursuant to Section 10.2.2 due to failure of MERCK to meet its diligence obligations, as provided in Section 10.4.
     1.126 “Territory” means all countries and territories of the world.
     1.127 “Third Party” means a Person other than MERCK and ARCHEMIX and their respective Affiliates.
     1.128 “URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead as successor in interest to NeXstar.
     1.129 “UTC” means University Technology Corporation, the successor to the University Research Corporation.
     1.130 “Valid Claim” means any claim of a pending patent application or an issued unexpired patent that (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (b) has not been permanently revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, and (d) is not lost through an interference proceeding.
     1.131 “Waived Compound” means any Collaboration Aptamer directed against a Waived Target.
     1.132 “Waived Target” means (a) any Program Target for which MERCK, in its sole discretion, discontinues Development of a Development Candidate; provided, that, no other
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Development Candidates for such Program Target are in Development at such time and (b) any Program Target which MERCK designates as a Waived Target in writing to ARCHEMIX.
     Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
Annual Reconciliation Statement	5.3.1
ARCHEMIX Change of Control Notice	13.2.1(a)
ARCHEMIX Indemnitees	12.2
Claims	12.1
Collaboration Manager	2.2.6
Co-Promote	4.9.2(a)
Co Promoted Product	4.9.2(a)
Co-Promotion	4.9.2(a)
Co-Promotion Agreement	4.9.2(a)
Designated Senior Officers	2.1.6
Dispute	13.1.1
Disputed Matter	2.1.6
Expert	13.1.2(a)
Filing Party	9.1.4
Gilead Indemnitee	12.3
Indemnified Party	12.4
Indemnifying Party	12.4
Infringement	9.2.1(a)
Infringement Notice	9.2.1(a)
JPT Term	2.2.1
JSC Term	2.1.1
Losses	12.1
MERCK Change of Control Notice	13.2.2(a)
MERCK Contribution	5.3.1
MERCK Indemnitees	12.1
Non-Filing Party	9.1.4
Patent Coordinator	8.4
Requested Chemistry	5.5.1(b)
Recipient Party	3.8
Term	10.1
Third Party Chemistry Payments	5.5.1(b)
Third Party Costs	5.3.3
Third Party Payments	5.5.1(b)
Transferring Party	3.8
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2. ADMINISTRATION OF THE COLLABORATION
     2.1 Joint Steering Committee.
          2.1.1 Establishment. Within [***] days from the Effective Date, ARCHEMIX and MERCK shall establish the Joint Steering Committee. Unless otherwise agreed by the Parties, the term for the JSC shall commence as of the Effective Date and continue until the last day of the Research Program Term (“JSC Term”); provided, that, the JSC Term shall be extended in the event that, and for so long as, the JPT Term is extended or any Co-Promoted Products are being Commercialized. The JSC shall have and perform the responsibilities set forth in Section 2.1.4.
          2.1.2 Membership. Upon establishment of the JSC, each Party shall designate in writing, in its sole discretion, [***] members to the JSC, which shall be members of its management. Unless otherwise agreed by the Parties, one of MERCK’s designees shall be designated by MERCK as the Chair. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JSC, by giving written notice to the other Party. Initial designees of the Parties to the JSC shall be designated by each Party by written notice to the other Party as soon as is reasonably practicable following the Effective Date.
          2.1.3 Meetings.
               (a) Schedule of Meetings; Agenda. The JSC shall establish a schedule of times for regular meetings, taking into account the planning needs of the Collaboration and its responsibilities. In urgent cases, special meetings of the JSC may be convened by any member upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***] days) written notice to the other members; provided, that, (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. In no event shall the JSC meet less frequently than once in each Calendar Year. Regular and special meetings of the JSC may be held in person or by teleconference or videoconference; provided, that, meetings held in person shall alternate between the respective offices of the Parties. The Chair shall prepare and circulate to each JSC member an agenda for each JSC meeting not later than one (1) week prior to such meeting.
               (b) Quorum; Voting; Decisions. At each JSC meeting (i) the presence in person of at least [***] [***] designated by each Party shall constitute a quorum and (ii) all members designated by each Party who are present shall have [***] on all matters before the JSC at such meeting. All decisions of the JSC shall be made by unanimous vote. Alternatively, the JSC may act by written consent signed by at least [***] [***] designated by each Party subject to Section 2.1.6. Whenever any action by the JSC is called for hereunder during a time period in which the JSC is not scheduled to meet, the Chair shall cause the JSC to take the action in the requested time period by calling a special meeting or by circulating a written consent. Representatives of each Party or of its Affiliates who are not members of the JSC may attend
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

JSC meetings as non-voting observers with the consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed.
               (c) Minutes. The JSC shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail. Drafts of the minutes shall be prepared and circulated to the members of the JSC within a reasonable time after the meeting, not to exceed [***] business days. The Chair shall have responsibility for the preparation and circulation of draft minutes. Each member of the JSC shall have the opportunity to provide comments on the draft minutes. The minutes shall be approved, disapproved and revised as necessary at the next JSC meeting or within [***] days of the meeting whichever occurs first. Upon approval, final minutes of each meeting shall be circulated to the members of the JSC by the Chair.
          2.1.4 Responsibilities. The JSC shall be responsible for overseeing the conduct and progress of the Research Program and the Development of Optimized Lead Compounds and Development Candidates for which ARCHEMIX is performing Development activities. Without limiting the generality of the foregoing, the JSC shall have the following responsibilities:
               (a) overseeing the JPT’s performance of its responsibilities;
               (b) reviewing and approving each Annual Research Plan and each Annual Development Plan under which ARCHEMIX is responsible for performing Development activities;
               (c) reviewing and approving any amendment to an Annual Research Plan approved by the JPT and submitted to it for its approval;
               (d) reviewing and approving any amendment to an Annual Development Plan under which ARCHEMIX is responsible for performing Development activities approved by the JPT and submitted to it for its approval;
               (e) reviewing data, reports or other information submitted to it by the JPT from time to time;
               (f) resolving all JPT matters that are in dispute;
               (g) reviewing and either approving or rejecting any decision of the JPT to nominate any Lead Compound as an Optimized Lead Compound or any decision of the JPT to nominate any Optimized Lead Compound as a Development Candidate;
               (h) resolving any dispute as to whether a milestone event under this Agreement has occurred; and
               (i) implementing a mutually acceptable mechanism for reporting Adverse Events between the Parties for each Development Candidate and Product; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (j) making such other decisions as may be delegated to the JSC pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date.
          2.1.5 Interests of the Parties. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JSC shall be made or taken in the best interest of the Collaboration.
          2.1.6 Dispute Resolution. The JSC members shall use reasonable efforts to reach agreement on any and all matters. Such reasonable efforts shall, if requested by any member of the JSC, include the engagement of a mutually acceptable Person who is not affiliated with either Party and has particular experience or expertise with respect to a particular matter to advise the JSC, the expense of any such Person to be borne equally by the Parties. In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JSC within thirty (30) days after the JSC first meets to consider such matter (each such matter, a “Disputed Matter”), then, if the Disputed Matter does not involve an Excepted Decision or an ARCHEMIX Decision, and except as set forth in the last sentence of this section, MERCK shall have the right to make the final decision on such Disputed Matter, but shall only exercise such right in good faith after full consideration of the positions of both Parties. Notwithstanding the foregoing, (i) if the Disputed Matter involves an ARCHEMIX Decision, then ARCHEMIX shall have the right to make the final decision on such Disputed Matter but shall only exercise such right in good faith after full consideration of the positions of both Parties and (ii) if the Disputed Matter involves an Excepted Decision, (A) the Chair of the JSC shall refer such Disputed Matter to the President of ARCHEMIX and the head of pre-clinical R&D of MERCK (the “Designated Senior Officers”), who shall promptly initiate discussions in good faith to resolve such Disputed Matter and (B) if such Disputed Matter is not resolved by the Designated Senior Officers within ten (10) days after the date the Designated Senior Officers first met to consider such Disputed Matter or forty-five (45) days after the date the JSC first met to consider such Disputed Matter, the Disputed Matter shall be resolved in accordance with Section 13.1. For purposes of clarity, under no circumstances shall the determination of whether MERCK or ARCHEMIX has used or is using Commercially Reasonable Efforts be submitted for resolution under this Section 2.1.6.
     2.2 Joint Project Team.
          2.2.1 Establishment. Within [***] days from the Effective Date, ARCHEMIX and MERCK shall establish the Joint Project Team. Unless otherwise agreed by the Parties, the term for the JPT shall commence as of the Effective Date and continue until the last day of the Research Program Term (“JPT Term”); provided, that, the JPT Term shall be extended in the event that, and for so long as, ARCHEMIX has obligations to perform ARCHEMIX Development Activities. The JPT shall have and perform the responsibilities set forth in Section 2.2.4.
          2.2.2 Membership. Upon establishment of the JPT, each Party shall designate in writing, in its sole discretion, [***] members to the JPT (which members shall be employees of such Party). Unless otherwise agreed by the Parties, one of ARCHEMIX’s designees shall be designated by ARCHEMIX as the Chair of the JPT; provided, that, to the extent the JPT Term is
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

extended as provided in Section 2.2.1 beyond the Research Program Term, MERCK shall have the right to designate one of MERCK’s designees as the Chair of the JPT. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JPT, by giving written notice to the other Party. Initial designees of the Parties to the JPT shall be designated by each Party by written notice to the other Party as soon as is reasonably practicable following the Effective Date.
          2.2.3 Meetings.
               (a) Schedule of Meetings; Agenda. The JPT shall establish a schedule of times for regular meetings, in no event less frequently than once per [***] during the JPT Term taking into account, without limitation, the planning needs of the Research Program and its responsibilities. In urgent cases special meetings may be convened by any member upon [***] days (or, if such meeting is proposed to be conducted by teleconference, upon [***] days) written notice to the other members; provided, that, (i) notice of any such special meeting may be waived at any time, either before or after such meeting, and such waiver shall be the equivalent to the giving of a valid notice hereunder, and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member. Regular and special meetings of the JPT may be held in person or by teleconference or videoconference; provided, that, meetings held in person shall alternate between the respective offices of the Parties. The chair of the JPT shall prepare and circulate to each JPT member an agenda for each JPT meeting no later than one (1) week prior to such meeting.
               (b) Quorum; Voting; Decisions. At each JPT meeting, (i) the presence in person of at least [***] members designated by each Party shall constitute a quorum and (ii) all members designated by each Party who are present shall have [***] on all matters before the JPT at such meeting. All decisions of the JPT shall be made by unanimous vote. Alternatively, the JPT may act by written consent signed by at least [***] members designated by each Party. Whenever any action by the JPT is called for hereunder during a time period in which the JPT is not scheduled to meet, the chair of the JPT shall cause the JPT to take the action in the requested time period by calling a special meeting or by circulating a written consent. Representatives of each Party or of its Affiliates who are not members of the JPT (including, without limitation, the Patent Coordinators) may attend JPT meetings as non-voting observers without the consent of the other Party. In the event that the JPT is unable to resolve any matter before it, such matter shall be referred to the JSC for decision, and, in case the JSC is unable to resolve the matter, it shall be resolved in accordance with Section 2.1.6.
               (c) Minutes. The JPT shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail. Drafts of the minutes shall be prepared and circulated to the members of the JPT within a reasonable time after the meeting, not to exceed [***] business days. The chair of the JPT shall have responsibility for the preparation and circulation of draft minutes. Each member of the JPT shall have the opportunity to provide comments on the draft minutes. The minutes shall be approved, disapproved and revised as necessary at the next JPT meeting. Upon approval, final minutes of each meeting shall be circulated to the members of the JPT by the chair of the JPT.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.2.4 Responsibilities. The JPT shall be responsible for (a) overseeing the conduct and progress of the Research Program, the recommendation of Optimized Lead Compounds and the recommendation of Development Candidates for which ARCHEMIX is responsible for performing Development activities; and (b) overseeing the Development of Optimized Lead Compounds and Development Candidates for which, and the conduct and progress of each Development Program under which, ARCHEMIX is responsible for performing Development activities. Without limiting the generality of the foregoing, the JPT shall have the following responsibilities:
               (a) preparing or directing the preparation of, approving, and recommending to the JSC for its approval all Annual Research Plans;
               (b) preparing or directing the preparation of and approving amendments to JSC-approved Annual Research Plans as it deems appropriate in furtherance of the objectives of the Research Program as set forth in the Research Plan and, if any member of the JPT asserts that any such JPT-approved amendment would change the objectives of such Annual Research Plan, submitting such amendment to the JSC for its consideration;
               (c) monitoring the progress of each Annual Research Plan and of each Party’s activities thereunder;
               (d) providing a forum for consensual decision making with respect to the Research Program;
               (e) reviewing data, reports or other information submitted by either Party with respect to work conducted in the Research Program;
               (f) preparing for the JSC on at least a semi-annual basis a progress report for the Research Program in reasonable detail and providing to the JSC such additional information as it may request;
               (g) recommending amendments to the OLSC and/or DCSC as it deems appropriate in furtherance of the objectives of the Research Program or Development Program, as applicable, as set forth in the Research Plan or Development Plan, as applicable;
               (h) nominating Lead Compounds as Optimized Lead Compounds for acceptance by the JSC;
               (i) nominating Optimized Lead Compounds for which ARCHEMIX is responsible for performing Development activities as Development Candidates for acceptance by the JSC;
               (j) preparing or directing the preparation of, approving, and recommending to the JSC for its approval all Annual Development Plans under which ARCHEMIX is responsible for performing Development activities;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (k) preparing or directing the preparation of and approving amendments to JSC-approved Annual Development Plans under which ARCHEMIX is responsible for performing Development activities, as it deems appropriate in furtherance of the Development of Development Candidates and, if any member of the JPT asserts that any such JPT-approved amendment would change the objectives of that Annual Development Plan, submitting such amendment to the JSC for its consideration;
               (l) monitoring the progress of the Development of each Development Candidate for which ARCHEMIX is performing Development activities, in accordance with, and of each Party’s activities under, the applicable Annual Development Plan;
               (m) providing a forum for consensual decision making with respect to the Development Program under which ARCHEMIX is responsible for performing Development activities;
               (n) reviewing data, reports or other information submitted by either Party with respect to work conducted in the Development Program under which ARCHEMIX is responsible for performing Development activities;
               (o) preparing for the JSC on at least a semi-annual basis a progress report for the Development Program under which ARCHEMIX is responsible for performing Development activities, in reasonable detail and providing to the JSC such additional information as it may request;
               (p) making any other decisions as may be delegated to the JPT pursuant to this Agreement or by mutual written agreement of the Parties after the Effective Date and performing such activities as may be delegated to the JPT pursuant to this Agreement, or by mutual written agreement of the Parties after the Effective Date.
          2.2.5 Interests of the Parties. Notwithstanding any other provisions of this Agreement, all decisions made and all actions taken by the JPT shall be made or taken in the best interest of the Collaboration.
          2.2.6 Alliance Management. Within [***] days of the Effective Date, each Party shall appoint a person who shall oversee contact between the Parties for all matters related to the Collaboration between meetings of the JSC and JPT and shall have such other responsibilities as the Parties may mutually agree in writing after the Effective Date (each, a “Collaboration Manager”). Each Party may replace its Collaboration Manager at any time by notice in writing to the other Party.
3. RESEARCH PROGRAM
     3.1 Implementation of the Research Program. The objectives of the Research Program shall be the identification of Lead Compounds for nomination by the JPT to the JSC for approval as Optimized Lead Compounds pursuant to this Agreement. Except for the MERCK Research Activities, if any, which shall be conducted by MERCK at its sole expense, ARCHEMIX shall have the primary right and responsibility to conduct the Research Program.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     3.2 Annual Research Plans.
          3.2.1 Research Plan. The initial Annual Research Plan and budget, which describes the research activities to be carried out by each Party during the first Contract Year of the Research Program Term, shall be prepared by the JPT and submitted to, and approved by, the JSC within [***] days of the Effective Date. For each Contract Year during the Research Program Term commencing with the second Contract Year, an Annual Research Plan and budget shall be prepared by or at the direction of the JPT and submitted to the JSC for its approval. The JPT shall manage the preparation of each Annual Research Plan in a manner designed to obtain JSC approval no later than [***] days prior to the end of the then-current Contract Year. Each Annual Research Plan shall: (a) set forth (i) the research objectives and activities to be performed for the Contract Year covered by the Annual Research Plan with reasonable specificity, (ii) the research plans and protocols to be employed to complete each stage of the Research Program, (iii) changes to the OLSC and any other criteria that the JPT will utilize to evaluate the results of the Research Program to nominate Optimized Lead Compounds, (iv) the Party that shall be responsible for performing such activities, (v) a timeline and budget for such activities (including Third Party expenses to be incurred for outsourced studies managed by ARCHEMIX), and (vi) with respect to ARCHEMIX Research Activities, the number of FTEs estimated to be required to perform such activities; and (b) shall be consistent with the other terms of this Agreement. Without limiting the generality of the foregoing, the objectives of each Annual Research Plan shall include, as appropriate from time to time during the Research Program Term, conducting the necessary research activities to identify Lead Compounds or to determine whether Lead Compounds should be nominated to the JSC as Optimized Lead Compounds. Any Annual Research Plan may be amended from time to time by the JPT pursuant to Section 2.2.4 or by the JSC pursuant to 2.1.4. Each amendment, modification and update to the Annual Research Plan shall include the resulting changes to the budget, including the number of FTEs to be utilized by ARCHEMIX, shall be set forth in a written document prepared by, or at the direction of, the JPT and approved by the JSC, shall specifically state that it is an amendment, modification or update to the Annual Research Plan and shall be attached to the minutes of the meeting of the JSC at which such amendment, modification or update was approved by the JSC. Without limiting the nature or frequency of any other amendments, modifications or updates to the Research Plan that may be approved by the JSC, the Annual Research Plan shall be updated at least once prior to the end of each Contract Year to describe the research activities to be carried out by each Party during the applicable Contract Year during the Research Program Term in conducting the Research Program pursuant to this Agreement.
          3.2.2 Minimum FTEs. MERCK shall request and fund a minimum of [***] FTEs per Contract Year during the three (3) year Research Program Term. MERCK shall have the right to increase the number of FTEs to be provided by ARCHEMIX for any Contract Year; provided, that, (a) any increase above [***] FTEs for any Contract Year shall be subject to MERCK’s notice obligation under Section 3.3.2(c) and (b) any increase, at MERCK’s request, above [***] FTEs for any Contract Year shall be an ARCHEMIX Decision.
     3.3 Conduct of Research Program.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          3.3.1 ARCHEMIX Responsibilities. During the Research Program Term, ARCHEMIX shall use Commercially Reasonable Efforts to conduct the ARCHEMIX Research Activities using the number of FTEs set forth in the Annual Research Plan.
          3.3.2 MERCK Responsibilities. During the Research Program Term, MERCK shall: (a) pay ARCHEMIX the Minimum Quarterly FTE Payment in accordance with Section 5.3; (b) pay ARCHEMIX the applicable FTE Rate per FTE per Contract Year for FTEs greater than [***] in accordance with Section 5.3.1; (c) give ARCHEMIX not less than [***] days’ written notice in the event that MERCK requires a number of FTEs above [***] FTEs in any Contract Year; (d) commit such resources as are reasonably necessary to conduct the MERCK Research Activities set forth in the Annual Research Plan; and (e) use Commercially Reasonable Efforts to conduct the MERCK Research Activities, if any, set forth in the Annual Research Plan.
          3.3.3 Compliance and Funding. Each Party shall perform its obligations under each Annual Research Plan in compliance in all material respects with all Applicable Laws. For purposes of clarity, with respect to each activity performed under an Annual Research Plan that will or would reasonably be expected to generate data to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, the Party performing such activity shall comply in all material respects with the regulations and guidance of the FDA that constitute Good Laboratory Practice or Good Manufacturing Practice (or, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory). Each Party shall be solely responsible for paying the salaries and benefits of its employees.
          3.3.4 Cooperation. Scientists at ARCHEMIX and MERCK shall cooperate in the performance of the Research Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably necessary for the other Party to perform its obligations under any Annual Research Plan.
     3.4 Records.
          3.4.1 Record Keeping.
               (a) Research Program Records. Each Party shall maintain complete and accurate records of its activities in the Research Program in sufficient detail, in good scientific manner and otherwise in a manner that reflects all work done and results achieved. Subject to Article 6, each Party shall provide the other Party with access during normal business hours and upon reasonable advance notice to review such records to the extent reasonably required for such other Party’s performance of its obligations under this Agreement; provided, that, the non-reviewing Party may redact information not relevant to the Research Program prior to such review. Notwithstanding the foregoing, MERCK shall not have the right to review any records that relate to any Failed Compounds, Waived Compounds or Terminated Compounds.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (b) Record Keeping Policies. Without limiting the generality of Section 3.4.1(a), each Party agrees to maintain a policy that requires its employees and consultants to record and maintain all data and information developed during the Research Program.
          3.4.2 Reports. ARCHEMIX shall keep the JPT regularly informed of the progress of the Research Program. Without limiting the generality of the foregoing, ARCHEMIX shall, at least once each [***] during the Research Program Term, (a) provide reports to the JPT in reasonable detail regarding the status of its activities under the Research Program, (b) advise the JPT of its identification of Lead Compounds and provide the JPT with any supporting data applicable to such Lead Compounds, (c) provide the JPT with the results of activities conducted in the Research Program with respect to each Lead Compound so as to enable the JPT to determine whether such Lead Compound meets the OLSC and should be proposed to the JSC as an Optimized Lead Compound, (d) provide the JPT with the results of activities conducted in the Development Program, if any, with respect to each Optimized Lead Compound so as to enable the JPT to determine whether such Optimized Lead Compound meets the DCSC and should be proposed to the JSC as a Development Candidate, (e) provide the JPT with such additional information that it has in its possession as may be reasonably requested from time to time by the JPT, and (f) provide MERCK, on or before [***] days from the termination or expiration of the Research Program Term, with a final report regarding all ARCHEMIX Research Activities conducted by ARCHEMIX during the Research Program Term to the extent not previously included in the reports described above. MERCK shall (i) provide the JPT, at least once per [***], with reports in reasonable detail regarding the status of all MERCK Research Activities and such additional information that it has in its possession as may be reasonably requested from time to time by the JPT, (ii) provide the JPT with the results of activities conducted in the Development Program under which ARCHEMIX is responsible for performing Development activities with respect to each Optimized Lead Compound so as to enable the JPT to determine whether such Optimized Lead Compound meets the DCSC and should be proposed to the JSC as a Development Candidate, and (iii) provide ARCHEMIX, on or before [***] days from the termination or expiration of the Research Program Term, with a final report regarding all MERCK Research Activities conducted by MERCK during the Research Program Term to the extent not previously included in the reports described above.
     3.5 Selection of Program Targets.
          3.5.1 Selection of Program Targets.
               (a) Initial Program Targets. The Parties hereby acknowledge and agree that one (1) Program Target, as set forth on Schedule 2A, has been so designated by the Parties as of the Effective Date. MERCK shall provide written notice of a second Program Target to ARCHEMIX within [***] weeks of the Effective Date. ARCHEMIX shall accept or reject the proposed Target as specified under 3.5.1.d) for the inclusion of a Target into the Research Program.
               (b) Target Replacement List. The Parties hereby acknowledge and agree that two (2) Targets, as set forth on the Target Replacement List on Schedule 2B, have
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

been designated by the Parties as replacement Targets as of the Effective Date. MERCK shall have the right to request that a Target on the Target Replacement List be replaced (a) [***] and (b) [***]. During the first [***] Contract Years of the Research Program Term, ARCHEMIX will inform MERCK in writing, if it intends to commence negotiations with a Third Party with respect to a license, collaboration or similar agreement relating to Aptamers against a Target on the Target Replacement List.
               (c) Replacement of Program Targets. If at any time during the first [***] Contract Years of the Research Program Term, the JSC agrees that a Program Target is unlikely to produce an [***] or [***], then (i) all activities under the Research Program with respect to such Program Target shall cease; (ii) such Program Target shall thereafter be deemed to be a Failed Target; and (iii) MERCK shall have the right to replace such Failed Target with a Target from the Target Replacement List in accordance with Section 3.5.1(d). In addition, MERCK shall have the right at any time during the first [***] Contract Years of the Research Program Term to replace a Program Target with a Target from the Target Replacement List in accordance with Section 3.5.1(d) if: (i) MERCK reasonably believes based on published literature or proprietary data first available after the designation of a Target as a Program Target that such Program Target is [***] for use in the Target Selection Field; or (ii) MERCK reasonably determines that it is legally necessary to obtain a license or other right, title or interest in and to an issued patent that had not issued and/or had not been published as a pending application at the time a Target was designated as a Program Target in order to successfully research, Develop and Commercialize a Product that binds such Program Target. Notwithstanding anything to the contrary herein, any Program Target replaced in accordance with the preceding sentence of this Section 3.5.1(c) shall be deemed a Failed Target. A Target proposed by MERCK for inclusion in the Research Program which is not on the Target Replacement List may be rejected by ARCHEMIX for any reason, in its sole discretion.
               (d) Replacement of Targets. To the extent MERCK has the right to propose that a Target be added to the Target Replacement List as described in Section 3.5.1(b) or that a Failed Target be replaced by a Target from the Target Replacement List as described in Section 3.5.1(c), MERCK shall provide written notice to ARCHEMIX. ARCHEMIX shall accept or reject the proposed Target within [***] days after receipt of such notice from MERCK. A Target proposed by MERCK for inclusion on the Target Replacement List or in the Research Program shall only be rejected by ARCHEMIX if prior to MERCK’s notice: (A) it is an [***], (B) ARCHEMIX is prohibited by an executed contract from licensing Aptamers against such proposed Target or its natural ligand(s), to MERCK, (C) ARCHEMIX is in active negotiations, as [***] by [***] with a Third Party with respect to a license, collaboration or similar agreement relating to Aptamers against such Target or its natural ligand(s), or (D) ARCHEMIX is developing, for its own benefit, Aptamers against such Target or its natural ligand(s) under a bona fide internal development program against such Target, has adopted a research plan for such Target or its natural ligand, or has formally designated such Target or its natural ligand(s) for research. In addition to the reasons specified in the foregoing clauses (A)-(D), ARCHEMIX also may reject a Target proposed by MERCK for inclusion on the Target Replacement List if such Target does not fall within the Target Selection Field. ARCHEMIX shall give MERCK prompt written notice during the Research Program Term if any of the restrictions on any Target that is rejected by ARCHEMIX pursuant to the foregoing clause (A), (B), (C) or (D) lapse, or are
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

otherwise terminated, such that the previously rejected Target becomes eligible for inclusion as a Program Target or for inclusion on the Target Replacement List.
               (e) Obligations of JPT. As promptly as practicable after designation of a new Program Target in accordance with Section 3.5.1(d), the JPT shall (i) develop and submit to the JSC for its approval the OLSC and DCSC for such new Program Target and (ii) prepare an update to the Annual Research Plan to include the ARCHEMIX Research Activities to be conducted to identify Lead Compounds against such new Program Target for potential nomination as an Optimized Lead Compound.
          3.5.2 Termination of Replacement Right. Notwithstanding anything to the contrary in this Agreement, MERCK’s right to add Targets to the Target Replacement List pursuant to Section 3.5.1(b) and/or replace Program Targets pursuant to Section 3.5.1(c) shall terminate on the [***] of the [***] Contract Year.
3.6 Identification of Lead Compounds and Optimized Lead Compounds.
          3.6.1 Lead Compounds. ARCHEMIX shall use Commercially Reasonable Efforts in good faith to perform the SELEX® Process to identify Lead Compounds in accordance with each Annual Research Plan, as amended.
          3.6.2 Optimized Lead Compounds. Within [***] days after its receipt of each report from ARCHEMIX pursuant to Section 3.4.2 identifying a Lead Compound as meeting the applicable OLSC (or which either Party reasonably believes should be an Optimized Lead Compound), the JPT shall review the data and information and determine whether to nominate the Lead Compound to the JSC for designation as an Optimized Lead Compound. If the JPT elects to nominate any such Lead Compound as an Optimized Lead Compound, the JPT shall promptly furnish all available information to the JSC. The JSC shall consider such nomination within [***] days, and if the JSC approves the nomination of the Lead Compound, such Lead Compound shall be deemed to be an Optimized Lead Compound for purposes of this Agreement.
     3.7 Development Candidates. Within [***] days after either Party reasonably concludes based upon available project reports that an Optimized Lead Compound meets the applicable DCSC, the JPT shall review the data and information and determine whether to nominate the Optimized Lead Compound for designation as a Development Candidate. If the JPT elects to nominate any such Optimized Lead Compound as a Development Candidate, the JPT shall promptly furnish all available information to the JSC. The JSC shall consider such nomination within [***] days so as to enable MERCK to determine whether or not continue Development of such compound, and if the Optimized Lead Compound meets the DCSC and MERCK accepts such Optimized Lead Compound for further Development, such Optimized Lead Compound shall be deemed to be a Development Candidate for purposes of this Agreement.
     3.8 MERCK Decision Not to Go Forward. MERCK has the right to determine in [***] not to continue the Development and Commercialization of a Development Candidate against a specific Program Target.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     3.9 Supply of Proprietary Materials. From time to time during the Research Program Term, either Party (the “Transferring Party”) may supply the other Party (the “Recipient Party”) with Proprietary Materials of the Transferring Party for use in the Research Program. In connection therewith, each Recipient Party hereby agrees that (a) it shall not use such Proprietary Materials for any purpose other than exercising its rights or performing its obligations under this Agreement; (b) it shall use such Proprietary Materials only in compliance with all Applicable Laws; (c) it shall not transfer any such Proprietary Materials to any Third Party without the prior written consent of the Transferring Party, except as expressly permitted by this Agreement; (d) the Recipient Party shall not acquire any right, title or interest in or to such Proprietary Materials as a result of such supply by the Transferring Party; and (e) upon the expiration or termination of the Research Program Term, the Recipient Party shall, if and as instructed by the Transferring Party, either destroy or return any such Proprietary Materials that are not the subject of the grant of a continuing license hereunder.
     3.10 Research Program Term. The Research Program shall commence on the Effective Date and shall continue until the last day of the Research Program Term.
4. DEVELOPMENT PROGRAM; COMMERCIALIZATION OF PRODUCTS
     4.1 Objectives of the Development Program. The objectives of the Development Program shall be the selection and Development of Development Candidates to enable the Commercialization of Products in the Field in the Territory.
     4.2 Responsibility for Development of Development Candidates and Commercialization of Products. Except for the ARCHEMIX Development Activities, if any, MERCK shall have [***], for all aspects of the Development of Optimized Lead Compounds and Development Candidates in accordance with the applicable Annual Development Plan, and all aspects of the Commercialization of Products in accordance with the applicable Product Commercialization Plan, in the Field in the Territory, including, without limitation, the conduct of: (a) all IND-enabling non-clinical studies that are outside of the Research Program; (b) all activities related to human clinical trials (including, without limitation, Phase I Clinical Trials, Phase II Clinical Trials and Phase III Clinical Trials); (c) all activities relating to the manufacture and supply of Development Candidates and Products (including all required process development and scale up work with respect thereto); and (d) all pre-marketing, marketing, promotion, sales, distribution, import and export activities (including securing reimbursement, conducting sales and marketing activities and any post-marketing trials or post-marketing safety surveillance and maintaining databases), subject in each case to Section 4.9.2. Without limiting the generality of the foregoing, MERCK shall have [***], (i) to make all Regulatory Filings for Development Candidates and Products and file all Drug Approval Applications and otherwise seek all Regulatory Approvals for Products, as well as to conduct all correspondence and communications with Regulatory Authorities regarding such matters, subject in each case to Section 4.9.2, and (ii) to report all Adverse Events to Regulatory Authorities if and to the extent required by Applicable Laws. All Regulatory Approvals for Products shall be owned by MERCK, subject to Section 10.3.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     4.3 Annual Development Plans. The initial Annual Development Plan shall be prepared by MERCK and submitted to the JSC for its review within [***] days of the date on which the JSC approves the selection of an Optimized Lead Compound and in any event, on or prior to the initiation of Development activities with respect thereto, which shall describe the Development activities to be conducted for the balance of the Contract Year. Thereafter, for each Contract Year during the Term, an Annual Development Plan for each Optimized Lead Compound and Development Candidate shall be prepared by MERCK and provided to the JSC for its review and MERCK shall consult with the JSC with respect to all significant Development decisions to be made with respect to such Annual Development Plan. Each Annual Development Plan shall: (a) set forth (i) the Development objectives, activities, and timelines for the Contract Year covered by the Annual Development Plan with reasonable specificity, (ii) which activities, if any, are ARCHEMIX Development Activities; provided, that, ARCHEMIX has agreed to perform such activities, (iii) with respect to such ARCHEMIX Development Activities, the number of FTEs estimated to be required to perform such activities and the corresponding FTE Cost and (iv) the expected Regulatory Filings and Drug Approval Applications to be prepared and filed and the expected timetable of completing such Development activities; and (b) be consistent with the other terms of this Agreement. Any Annual Development Plan may be amended from time to time by MERCK. Without limiting the nature or frequency of any other amendments, modifications or updates to the Annual Development Plan, the Annual Development Plan shall be updated at least once prior to the end of each Contract Year to describe the Development activities to be carried out by each Party during the applicable Contract Year in conducting the Development Program pursuant to this Agreement. Notwithstanding the above, the preparation and management of the Annual Development Plan by the JPT and JSC approval is only required for any Annual Development Plan or amendment thereto under which ARCHEMIX is responsible for performing any Development activities.
     4.4 Product Commercialization Plans. Within [***] days after the Initiation of a Phase III Clinical Trial with respect to each Development Candidate, MERCK shall prepare and provide to the JSC for its review a Product Commercialization Plan for each Product Derived from such Development Candidate, and shall inform the JSC with respect to all significant Commercialization decisions to be made with respect to such Product.
     4.5 Development and Commercialization Diligence.
               (a) Diligence Obligations. MERCK shall exercise Commercially Reasonable Efforts during the Term to conduct the MERCK Development Activities, to Develop [***] Development Candidate targeted at [***] Program Target and to Commercialize [***] Product targeted at [***] Program Target in the Field in the Territory.
               (b) Effect of Breach of Diligence Obligations. If ARCHEMIX at any time believes that MERCK, on a country-by-country and Product-by-Product basis, is not meeting its diligence obligations pursuant to subsection (a) above, ARCHEMIX may give written notice to MERCK requesting written justification, in the form of detailed reasons that would support the proposition that MERCK is meeting such diligence obligation. In such event, MERCK shall provide such written justification to ARCHEMIX within [***] days after such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

notice is given. In the event that ARCHEMIX does not receive such justification within such [***] day period or does not agree with such justification, then ARCHEMIX shall have the right, in its sole discretion, on a country-by-country and Product-by-Product basis, to terminate MERCK’s rights with respect to such Target, Development Candidate or Product, and the Collaboration Aptamers against such Target pursuant to Section 10.4 (but leaving unaffected MERCK’s rights under this Agreement to any other Target and Collaboration Aptamer directed against such Target).
     4.6 Compliance. Each Party shall perform its obligations under each Annual Development Plan in good scientific manner and in compliance in all material respects with all Applicable Laws. For purposes of clarity, with respect to each activity performed under an Annual Development Plan that will or would reasonably be expected to generate data to be submitted to a Regulatory Authority in support of a Regulatory Filing or Drug Approval Application, the Party performing such activity shall comply in all material respects with, if and as applicable, the regulations and guidance of the FDA that constitute Good Laboratory Practice, Good Manufacturing Practice or Good Clinical Practices (or, if and as appropriate under the circumstances, International Conference on Harmonization (ICH) guidance or other comparable regulation and guidance of any Regulatory Authority in any country or region in the Territory). Each Party shall be solely responsible for paying the salaries and benefits of its employees conducting its activities under Annual Development Plans.
     4.7 Cooperation. Scientists at ARCHEMIX and MERCK shall cooperate in the performance of each Development Program and, subject to the terms of this Agreement and any confidentiality obligations to Third Parties, shall exchange such data, information and materials as are reasonably necessary for the other Party to perform its obligations under any Annual Development Plan.
     4.8 Exchange of Reports; Information; Updates.
          4.8.1 Development Program Reports. MERCK shall keep the JSC regularly informed of the progress of its efforts to Develop Development Candidates in the Field in the Territory. Without limiting the generality of the foregoing, MERCK shall, at least once each [***], provide the JSC with reports in reasonable detail regarding the status of all preclinical IND-enabling studies and activities (including toxicology and pharmacokinetic studies), clinical trials and other activities conducted under the Development Program; provided, that, for so long as ARCHEMIX is obligated to perform ARCHEMIX Development Activities, (a) MERCK shall provide the JSC with the reports described above at least once each [***] and (b) ARCHEMIX and MERCK shall, not less than once each [***], provide the JSC with reports in reasonable detail regarding the status of all Development Activities and such additional information that they have in their possession as may be reasonably requested from time to time by the JSC.
          4.8.2 Commercialization Reports. MERCK shall keep the JSC and ARCHEMIX regularly informed of the progress of MERCK’s efforts to Commercialize Products in the Field in the Territory through periodic updates. Without limiting the generality of the foregoing, MERCK shall provide the JSC and ARCHEMIX with [***] written updates to each Product Commercialization Plan, which shall (a) summarize MERCK’s efforts to Commercialize
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Products, (b) identify the Regulatory Filings and Drug Approval Applications with respect to such Product that MERCK or any of its Affiliates or Sublicensees have filed, sought or obtained in the prior [***] month period or reasonably expect to make, seek or attempt to obtain in the following [***] month period and (c) summarize all clinical and other data generated by MERCK with respect to Products. In addition, MERCK shall provide such additional information that it has in its possession as may be reasonably requested by ARCHEMIX regarding the Commercialization of any Product, which request shall not be made more than once each Calendar Year.
          4.8.3 Adverse Event Reports; Review of Regulatory Filings and Correspondence.
               (a) Adverse Events. In addition to the updates described in Section 4.8.1 and 4.8.2, MERCK shall provide ARCHEMIX with all Adverse Event information and product complaint information relating to Development Candidates or Products as such information is compiled or prepared by MERCK in the normal course of business in connection with the Development of any Development Candidates or Commercialization of any Product and, in any event, within time frames consistent with reporting obligations under Applicable Laws. MERCK shall provide such Adverse Event and product complaint information hereunder to ARCHEMIX in accordance with Section 13.3. ARCHEMIX may provide all such Adverse Event information to other licensees of ARCHEMIX who have the right to sell Aptamers for therapeutic purposes under a license from ARCHEMIX; provided, that, such other licensees agree to maintain the confidentiality thereof. ARCHEMIX will provide to MERCK Adverse Event information obtained from other licensees of ARCHEMIX who have the right to develop and sell Aptamers for therapeutic purposes under a license from ARCHEMIX; provided, that, such other licensees agree to share such information and MERCK agrees to maintain the confidentiality thereof.
               (b) Preparation of Drug Approval Applications. MERCK shall (i) consult with ARCHEMIX in good faith in the preparation of all Drug Approval Applications for Products in the United States, Japan and in the European Union and (ii) consider all comments of ARCHEMIX in good faith, taking into account the best interests of the Collaboration and of the Development of the applicable Development Candidate and Commercialization of the applicable Product on a global basis.
               (c) Meeting Attendance and Information. MERCK shall use reasonable efforts to provide ARCHEMIX with at least [***] days advance notice of any meeting with the FDA or other Regulatory Authority regarding a Drug Approval Application relating to, or Regulatory Approval for, any Development Candidate or Product, (i) prior to the acceptance of an IND with respect to each Development Candidate or Product and (ii) after acceptance of an IND with respect to each Development Candidate or Product if the subject matter of the meeting shall include any milestone event applicable to such Development Candidate or Product. Upon written request ARCHEMIX may send one person [***] to participate as an observer in such meeting [***]; provided, that, (A) MERCK approves such ARCHEMIX request for any such meetings occurring after acceptance of the IND and (B) to the extent MERCK’s approval is required, MERCK shall [***] any such request of ARCHEMIX.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

With regard to any meeting with the FDA or other Regulatory Authority regarding a Drug Approval Application relating to, or Regulatory Approval for, any Development Candidate or Product, to which ARCHEMIX did not send a representative as provided in this Section 4.8.3(c), MERCK will provide ARCHEMIX with a written summary of information communicated and received thereat.
               (d) Right to Review. Notwithstanding anything to the contrary in this Section 4.8.3, ARCHEMIX shall have the right, upon written notice, to review all such Regulatory Filings and correspondence at MERCK’s office at ARCHEMIX’s sole expense.
     4.9 Development and Commercialization Rights and Restrictions.
          4.9.1 Development and Commercialization Rights in the Field. Except as provided in this Section 4.9, MERCK shall have the [***] during the Term to Develop Development Candidates and Commercialize Products in the Territory for use in the Field.
          4.9.2 Co-Promotion.
               (a) Negotiation of a Potential Co-Promotion Agreement. Within thirty (30) days from filing the NDA for a Product, ARCHEMIX shall provide MERCK with (i) a written notice indicating ARCHEMIX’ interest in the promotion and Detailing of such Product in the United States of America and its territories and possessions jointly with MERCK using a coordinated sales force consisting of Representatives of both Parties (“Co-Promote” or “Co-Promotion”) and (ii) a business plan so as to document how such proposed Co-Promotion for such Product is in the best interest of both Parties. Upon receipt of such written notice, MERCK shall enter into good faith negotiations with ARCHEMIX with the aim of determining whether or not to enter into a separate Co-Promotion agreement (“Co-Promotion Agreement”) between the Parties. In the event MERCK, in its sole discretion, agrees to enter into such Co-Promotion Agreement with ARCHEMIX, then the terms applicable to such Co-Promotion of the Product identified therein (each, a “Co-Promoted Product”) shall conform in all material respects with the terms, conditions and provisions set forth in Schedule 9 attached hereto and such additional provisions as are usual and customary for inclusion in a co-promotion agreement between companies in the pharmaceutical industry of comparable sizes to the respective Parties. For purposes of clarity, such additional terms shall supplement and shall not materially expand, limit or change the terms set forth on Schedule 9. The Parties shall negotiate the Co-Promotion Agreement in good faith and with sufficient diligence as is required to execute and deliver the Co-Promotion Agreement within [***] days after ARCHEMIX provides its written indication of interest pursuant to the first sentence of this paragraph.
               (b) Failure to Agree. To the extent that MERCK enters into and conducts negotiations with respect to the Co-Promotion Agreement for a Product in good faith and the Parties fail to execute and deliver the Co-Promotion Agreement within [***] day period described in Section 4.9.2(a) above, then (i) MERCK shall continue to have the exclusive right and responsibility during the Term to Commercialize such Product in the Territory (including the United States of America and its territories and possessions) for use in the Field and (ii) the fact
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

that the Parties were unable to agree on a Co-Promotion Agreement shall not entitle ARCHEMIX to claim damages or any other sort of compensation whatsoever.
     4.10 Product Recalls. In the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with a Product, or in the event a Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for a recall, market withdrawal or other corrective action regarding a Product, such Party shall promptly advise the other Party thereof by telephone or facsimile. Following such notification, MERCK shall decide and have control of whether to conduct a recall or market withdrawal (except in the event of a recall or market withdrawal mandated by a Regulatory Authority, in which case it shall be required) or to take other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted; provided, that, MERCK shall keep ARCHEMIX regularly informed regarding any such recall, market withdrawal or corrective action. MERCK shall bear all expenses of any such recall, market withdrawal or corrective action (including, without limitation, expenses for notification, destruction and return of the affected Product and any refund to customers of amounts paid for such Product).
5. PAYMENTS
     5.1 Technology Access and License Fee. MERCK shall pay ARCHEMIX a non-refundable technology access and license fee in the amount of Three Million Dollars (US $3,000,000) by wire transfer within thirty (30) days of the Effective Date, according to instructions that ARCHEMIX shall provide.
     5.2 License Maintenance Fee. MERCK shall pay ARCHEMIX a non-refundable license maintenance fee in the amount of [***] Dollars (US $[***]) by wire transfer within [***] days of (i) the Effective Date and (ii) on each of the [***] of the Effective Date during the Research Program Term, according to instructions that ARCHEMIX shall provide.
     5.3 R&D Funding.
          5.3.1 Payment of R&D Funding. In consideration of the performance by ARCHEMIX of its activities under the Annual Research Plan(s) as described in Section 3.2, during the Research Program Term MERCK will pay ARCHEMIX the applicable Quarterly FTE Payment on or prior to the first day of each Calendar Quarter; provided, that, an invoice corresponding with such Calendar Quarter has been received by MERCK. Notwithstanding the above, in view of the activities to be performed by ARCHEMIX during the initial Calendar Quarter, MERCK will pay ARCHEMIX [***] Dollars (US $[***]) on the Effective Date; provided, that, an invoice corresponding with the initial Calendar Quarter has been received by MERCK. ARCHEMIX shall provide a report to the JPT within [***] days of the end of each Calendar Quarter during the Research Program Term that specifies the actual number of FTEs expended during the period covered therein. Within [***] days of the end of each Calendar Year during the Research Program Term, ARCHEMIX shall provide MERCK with an annual reconciliation statement (“Annual Reconciliation Statement”) that specifies the actual number of FTEs expended during the previous [***] Calendar Quarters in the aggregate. MERCK shall
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

reimburse ARCHEMIX in full for any FTEs expended by ARCHEMIX in excess of the cumulative FTE Costs owed by MERCK for such Calendar Year (the “MERCK Contribution”) as indicated by any Annual Reconciliation Statement if such excess was approved by the JSC. To the extent that any Annual Reconciliation Statement indicates that ARCHEMIX expended FTEs in excess of the MERCK Contribution and such excess was not approved by the JSC then, (a) MERCK shall reimburse ARCHEMIX for all amounts in excess of the MERCK Contribution, not to exceed [***] percent ([***]%) of the MERCK Contribution and (b) all FTE Costs in excess of [***] percent ([***]%) of the MERCK Contribution shall be borne by ARCHEMIX.
          5.3.2 R&D Funding Audit Rights. ARCHEMIX shall keep complete and accurate books and financial records pertaining to the number of FTEs utilized in conducting the Research Program and the ARCHEMIX Development Activities, if any, which books and financial records shall be kept in accordance with GAAP and shall be retained by ARCHEMIX until [***] years after the end of the Contract Year to which they pertain. Upon [***] days written notice, MERCK shall have the right to appoint at its expense an independent certified public accountant reasonably acceptable to ARCHEMIX to audit the books and financial records of ARCHEMIX relating to the number of FTEs utilized in conducting the Research Program and the ARCHEMIX Development Activities during any Contract Year; provided, that, MERCK shall not have the right to audit any Contract Year more than once or more than [***] years after the end of such Contract Year or to conduct more than one such audit in any [***] period. All books and financial records made available for audit shall be deemed to be Confidential Information of ARCHEMIX. The results of each audit, if any, shall be reported in writing to both Parties promptly (but in no event later than [***] days) after the audit and shall be binding on both Parties. In the event that there was an error relating to the reported FTEs utilized in conducting the Research Program and/or the ARCHEMIX Development Activities during such Contract Year, (a) if the effect of the error resulted in an overpayment by MERCK, ARCHEMIX shall promptly (but in any event no later than [***] days) after ARCHEMIX’ receipt of the report so concluding, make payment to MERCK of the overpayment and (b) if the effect of the error resulted in an underpayment by MERCK, then MERCK shall promptly (but in no event later than [***] days after MERCK’s receipt of the report so concluding) make payment to ARCHEMIX of the underpayment amount. MERCK shall bear the full cost of such audit unless such audit discloses an over reporting by ARCHEMIX of more than [***] percent ([***]%) of the aggregate amount of FTE Costs reportable in any Calendar Year, in which case ARCHEMIX shall reimburse MERCK for all reasonable costs incurred by MERCK in connection with such audit.
          5.3.3 R&D External Costs. In addition to the funding obligations in Section 5.3.1 above, and without limiting the generality of the provisions of Section 4.2 hereof, MERCK shall [***] for the payment of [***] Third Party research and Development activity costs (“Third Party Costs”), including, without limitation, contract research organizations, contract personnel and consultant costs, incurred by ARCHEMIX to the extent set forth in an Annual Research Plan or Annual Development Plan or otherwise agreed to in writing by MERCK.
     5.4 Milestone Payments.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          5.4.1 Milestones. Within [***] days after the occurrence of the following milestone events, MERCK shall make the corresponding non-refundable, non-creditable (except as provided in Section 5.4.2) payments to ARCHEMIX for each Program Target, regardless of the number of Products that are Developed and Commercialized under this Agreement against such Program Target:

Milestone Event	Milestone Payment
1. [***]	$[***]
2. [***]	$[***]
3. [***]	$[***]
4. [***]	$[***]
5. [***]	$[***]
6. [***]	$[***]
7. [***]	$[***]
8. [***]	$[***]
9. [***]	$[***]
10. [***]	$[***]
11. [***]	$[***]
12. [***]	$[***]
13. [***]	$[***]
14. [***]	$[***]
     For purposes of clarity (a) milestone 1 shall be paid for the first [***] Project Targets to yield an Optimized Lead Compounds; (b) [***] shall be paid for a given Product for up to [***] different Indications; and (c) if payment is made for any of [***] with respect to any Product and any of the preceding milestone payments have not been made with respect to such Product, then such earlier milestone payments shall be made concurrently therewith (for example, if milestone 5 [***] is paid, but milestone 4[***] has not been paid, then milestone payments 5 and 4 shall [***] on the basis of [***]). Notwithstanding anything contained herein to the contrary, in no event will MERCK be liable for milestone payments accrued for achievement of any of milestones 1-14 in excess of milestone payments made by MERCK of [***] Dollars ($[***]) in the aggregate for each Program Target.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          5.4.2 Determination that Milestone Events have Occurred; Invoice for Milestone Payments. MERCK shall provide ARCHEMIX with written notice within [***] days of each occurrence of a milestone event set forth in Section 5.4.1. ARCHEMIX shall provide MERCK with an invoice for the amount of the milestone payment that is due and payable as promptly as possible after receipt of such notice. In the event that, notwithstanding the fact that MERCK has not given such a notice, ARCHEMIX believes any such milestone event has occurred, it shall so notify MERCK in writing and shall provide to MERCK data, documentation or other information that supports its belief. Any dispute under this Section 5.4.2 that relates to whether or not a milestone event has occurred shall be referred to the JSC to be resolved in accordance with Section 2.1.6.
     5.5 Payment of Royalties; Royalty Rates; Accounting and Records.
          5.5.1 Payment of Royalties.
               (a) Royalty Rates. MERCK shall pay ARCHEMIX a royalty based on Annual Net Sales of each Product in each Calendar Year (or partial Calendar Year) commencing with the First Commercial Sale of such Product in any country in the Territory and ending upon the last day of the last Royalty Term for such Product, at the following rates:

Annual Net Sales	Royalty Rate (%)
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
     The following hypothetical example illustrates the calculation of royalties under Section 5.5.1(a): If, in any Calendar Year during the Term, Annual Net Sales of a Product are $[***], the applicable royalty would be $[***], [***]% of Net Sales for Net Sales up to $[***], [***]% of Net Sales for Net Sales over $[***] and up to $[***] and [***]% of Net Sales for Net Sales over $[***].
               (b) Royalty Offsets. In the event that MERCK, in order to practice the license granted to it under Section 7.2 of this Agreement in any country in the Territory, is required to and actually makes royalty, milestone or license fee payments to any Third Party (“Third Party Payments”) in order (A) to obtain a license to an issued patent or patents in the absence of which the Lead Compound portion of the Product could not legally be manufactured, imported, sold, exported, or otherwise exploited in such country and/or (B) to obtain a license to an issued patent or patents, in the absence of which the Licensed Patent Rights cannot legally be practiced in such country for making, using, importing, offering for sale, selling, exporting or otherwise exploiting such Product, then the royalties payable to ARCHEMIX for such Product under Section 5.5.1(a) with respect to such country may be reduced by [***] percent ([***]%) of the amount of such Third Party Payments. Notwithstanding the foregoing, (i) such reductions
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall in no event reduce the royalty that would otherwise be payable for such Product under Section 5.5.1 with respect to such country by more than [***] percent ([***]%) of the amount otherwise payable with respect to Net Sales of such Product in such country, (ii) MERCK shall be responsible for the payment of any royalty, milestone or license fee payments to any Third Party relating to methods or processes for making or manufacturing the Product and the royalties payable to ARCHEMIX pursuant to Section 5.5.1(a) [***], and (iii) in the event that MERCK requires that ARCHEMIX use in the Research Program molecules, methods and/or processes not identified in Schedule 11 or MERCK requires that ARCHEMIX use in the Research Program specific molecules, methods and/or processes where such molecules, methods and/or processes are generically identified in Schedule 11 (“Requested Chemistry”), thereby giving rise to the obligation to pay royalty, milestone or license fee payments to a Third Party (“Third Party Chemistry Payments”), MERCK [***] of such Third Party Chemistry Payments and the royalties payable to ARCHEMIX pursuant to Section 5.5.1(a) [***] Third Party Chemistry Payments.
               (c) Competing Aptamer Products. In the event that a Third Party sells a Competing Aptamer Product (as defined below) in a country in which a Product is then being sold and such Competing Aptamer Product is not covered by a Valid Claim under the Licensed Patent Rights, Program Aptamer-Specific Patent Rights, or Joint Patent Rights in such country, then, during the period in which sales of the Competing Aptamer Product by such Third Party are equal to at least [***] percent ([***]%) of MERCK’s volume-based market share of the Product in such country (as measured by prescriptions or other similar information available in such country) all applicable royalties in effect with respect to such Product in such country as specified in Section 5.5.1(a) shall be [***] by [***] percent ([***]%). Notwithstanding the foregoing, (i) MERCK’s obligation to pay royalties at the full royalty rates shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Competing Aptamer Product account for less than [***] percent ([***]%) of MERCK’s volume-based market share in such country and (ii) the provisions of this Section 5.5.1(c) shall not apply for any country in which MERCK has not [***] for [***] for the applicable Collaboration Aptamer(s) or has not otherwise used commercially reasonable efforts to [***] for such Collaboration Aptamer(s). For purposes of this Section 5.5.1(c), a “Competing Aptamer Product” means a pharmaceutical product that (i) contains an [***] and (ii) is marketed in such country for the same [***] as the [***].
               (d) Generic Products. In the event that a Third Party sells a Generic Product (as defined below) in a country in which a Product is then being sold and such Generic Product is not covered by a Valid Claim under the Licensed Patent Rights, Program Aptamer-Specific Patent Rights, or Joint Patent Rights in such country, then during the period in which sales of the Generic Product by such Third Party are equal to: (i) at least [***] percent ([***]%) of MERCK’s volume-based market share of the Product in such country (as measured by prescriptions or other similar information available in such country), MERCK shall pay [***] percent ([***]%) of the full applicable royalties in effect with respect to such Product in such country as specified in Section 5.5.1(a). Notwithstanding the foregoing, (i) MERCK’s obligation to pay royalties at the full royalty rates shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Generic Product account for less than [***] percent ([***]%), (ii) the provisions of this Section 5.5.1(d) shall not apply for any country in which MERCK has not [***] for [***] for the applicable Collaboration
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Aptamer(s) or has not otherwise used commercially reasonable efforts to [***] for such Collaboration Aptamer(s). For purposes of this Section 5.5.1(d), a “Generic Product” means a pharmaceutical product that contains the [***] and [***] to such [***].
               (e) Maximum Adjustment of Royalty Rate. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall the royalty rates in Section 5.5.1(a) be cumulatively reduced below [***] percent ([***]%) of the rates set forth therein.
               (f) Know-How Payments. The Parties hereby acknowledge and agree that any royalties that are payable for a Product for which no Patent Rights exist shall be in consideration of (i) ARCHEMIX’s expertise and know-how concerning the identification of Aptamers in the Field, including its development of the SELEX® Process and its other Aptamer-related development activities conducted prior to the Effective Date; (ii) the performance by ARCHEMIX of the Research Program, (iii) the disclosure by ARCHEMIX to MERCK of results obtained in the Research Program; (iv) the licenses granted to MERCK hereunder with respect to Licensed Technology and Joint Technology that are not within the claims of any Patent Rights Controlled by ARCHEMIX; (v) the restrictions on ARCHEMIX in Section 7.6.1; and (vi) the “head start” afforded to MERCK by each of the foregoing.
               (g) Payment Dates and Reports. Royalty payments shall be made by MERCK within [***] days after the end of each [***] commencing with the [***] in which the First Commercial Sale of a Product occurs. MERCK shall also provide, at the same time each such payment is made, a report showing: (a) the Net Sales of each Product by type of Product and country in the Territory; (b) the basis for any deductions from gross amounts billed or invoiced to determine Net Sales; (c) the applicable royalty rates for such Product; (d) the exchange rates used in calculating any of the foregoing; and (e) a calculation of the amount of royalty due to ARCHEMIX.
               (h) Combination Products. The earned royalty due on a Combination Product shall be determined pro rata on a Combination Product-by-Combination Product and country-by-country basis, by multiplying Net Sales of the Combination Product by the fraction A/(A+B), where A is the invoice price of the Product when sold separately and B is the invoice price of the Supplemental Product when sold separately by a Party, its Affiliate or its Sublicensee or, if not sold by them, then the average invoice price when sold separately by Third Parties. If the Supplemental Product in the Combination Product is not sold separately by any Person, Net Sales shall be calculated by multiplying actual net revenues derived from sales of the Combination Product by the fraction A/C, where A is as previously defined and C is the invoice price of the Combination Product sold by a Party, its Affiliate or its Sublicensee. For purposes of clarity, the average invoice price and the actual net revenues for any Supplemental Product shall be for a quantity comparable to that contained in the Combination Product and shall be of the same class, purity and potency as that contained in the Combination Product. If neither the Product nor the Supplemental Product included in the Combination Product are sold separately, Net Sales shall be calculated based on the mutual written agreement of the Parties as to a reasonable allocation between the Product and the Supplemental Product, taking into account total manufacturing costs, proprietary protection and relative contribution thereof. If the Parties
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

are unable to reach agreement on an appropriate method of determining royalties for a Combination Product, the matter shall be submitted to the JSC for resolution under Section 2.1.6.
          5.5.2 Records; Audit Rights. MERCK and its Affiliates and Sublicensees shall keep and maintain for [***] years from the date of each payment of royalties hereunder complete and accurate records of gross sales and Net Sales by MERCK and its Affiliates and Sublicensees of each Product, in sufficient detail to allow royalties to be determined accurately. ARCHEMIX shall have the right for a period of [***] years after receiving any such royalty payment to appoint at its expense an independent certified public accountant reasonably acceptable to MERCK to audit the relevant records of MERCK and its Affiliates and Sublicensees to verify that the amount of such payment was correctly determined. MERCK and its Affiliates and Sublicensees shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon [***] days written notice from ARCHEMIX, solely to verify that royalty payments hereunder were correctly determined. Such audit right shall not be exercised by ARCHEMIX more than [***] in any [***] or more than [***] with respect to sales of a particular Product in a [***]. All records made available for audit shall be deemed to be Confidential Information of MERCK. The results of each audit, if any, shall be binding on both Parties. In the event there was an underpayment by MERCK hereunder, MERCK shall promptly (but in any event no later than [***] days after MERCK’s receipt of the report so concluding) make payment to ARCHEMIX of any shortfall. ARCHEMIX shall bear the full cost of such audit unless such audit discloses an underreporting by MERCK of more than [***] percent ([***]%) of the aggregate amount of royalties payable in any Calendar Year, in which case MERCK shall reimburse ARCHEMIX for all costs incurred by ARCHEMIX in connection with such audit.
          5.5.3 Overdue Royalties and Milestones. All royalty payments not made within the time period set forth in Section 5.5.1(g), including underpayments discovered during an audit, and all milestone payments not made within the time period specified in Section 5.4.1, shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full or, if less, the maximum interest rate permitted by Applicable Laws. Any such overdue royalty or milestone payment shall, when made, be accompanied by, and credited first to, all interest so accrued.
          5.5.4 Payments. All payments made by MERCK hereunder shall be made by wire transfer in US Dollars in accordance with instructions given in writing from time to time by ARCHEMIX and shall be free and clear of any taxes, duties, levies, fees or charges including any withholding taxes. If by law, regulations or fiscal policy of a particular country in the Territory, remittance of royalties in United States Dollars is restricted or forbidden, written notice thereof shall promptly be given to ARCHEMIX, and such payment shall be made by the deposit thereof in local currency to the credit of ARCHEMIX in a recognized banking institution designated by ARCHEMIX by written notice to MERCK. When in any country in the Territory the law or regulations prohibit both the transmittal and the deposit of royalties, on sales in such country, such payments shall be suspended for as long a such prohibition is in effect and as soon as such prohibition ceases to be in effect, all royalties that MERCK would have been under an
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

obligation to transmit or deposit but for the prohibition shall forthwith be deposited or transmitted, to the extent allowable.
          5.5.5 Taxes. Any income taxes or other taxes which MERCK is required by law to pay or withhold on behalf of ARCHEMIX with respect to milestones, royalties and any other monies or other transfer for value payable or provided to ARCHEMIX under this Agreement shall be deducted from such milestones, royalties and any other monies due to ARCHEMIX under this Agreement. MERCK shall provide ARCHEMIX with documentation of such withholding in a manner that is satisfactory for purposes of reporting to the U.S. Internal Revenue Service. Payments made by either Party for goods and services provided by the other Party under this Agreement are exclusive of Value Added Tax, sales tax or any other similar or substitute tax which will be additionally payable by the Party receiving the goods or services in the event that Value Added Tax, sales tax or any other similar or substitute tax applies to any of these payments; provided, that, the Party providing the goods or services will issue to the other Party an appropriate invoice to support any such charge. MERCK shall submit to ARCHEMIX reasonable proof of payment of the withholding taxes contemplated by this Section, together with an accounting of the calculations of such taxes, within [***] days after which such withholding taxes are remitted to the proper authority. The Parties will cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other Applicable Law, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment. The Parties will cooperate to minimize such taxes in accordance with Applicable Law.
          5.5.6 Foreign Currency Exchange. All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. With respect to amounts invoiced by MERCK (or its Affiliates or Sublicensees) for Products, all such amounts shall be expressed in EURO and, if applicable, the currency in which the amount was invoiced. Any conversion from a currency to EURO shall be calculated using MERCK’s standard exchange rate methodology applied in its external reporting in effect as of the Effective Date and set forth on Schedule 10 attached hereto. Such Net Sales shall be converted into United States Dollars as follows:
               (A/B), where
               A = “Net Sales” (as defined above) in such Calendar Quarter expressed in EURO; and
               B = foreign exchange conversion rate, expressed in EURO per United States Dollar (using, the applicable EURO exchange rate, set forth on Schedule 10 attached hereto or any other mutually agreed upon source, for such Calendar Quarter).
6. TREATMENT OF CONFIDENTIAL INFORMATION;
PUBLICITY; NON-SOLICITATION.
     6.1 Confidentiality.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          6.1.1 Confidentiality Obligations. ARCHEMIX and MERCK each recognizes that the other Party’s Confidential Information and Proprietary Materials constitute highly valuable assets of such other Party. ARCHEMIX and MERCK each agrees that, subject to Section 6.1.2, it will not disclose, and will cause its Affiliates and sublicensees (or Sublicensees, as the case may be) not to disclose, any Confidential Information or Proprietary Materials of the other Party and it will not use, and will cause its Affiliates and sublicensees (or Sublicensees, as the case may be) not to use, any Confidential Information or Proprietary Materials of the other Party except as expressly permitted hereunder; provided, that, such obligations shall apply during the Term and for an additional [***] years thereafter.
          6.1.2 Limited Disclosure. ARCHEMIX and MERCK each agrees that disclosure of its Confidential Information or any transfer of its Proprietary Materials may be made by the other Party to any employee, consultant or Affiliate of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement; provided, that, any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 6.1.3. In addition, ARCHEMIX and MERCK each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors, (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) Third Party collaborators, subject to written obligations of confidentiality substantially similar to those of ARCHEMIX hereunder, and provided that any Confidential Information so provided will in no event include information identifying any Program Targets, (iii) debt or equity financing of such other Party or (iv) Change of Control involving such other Party, (c) if such other Party is ARCHEMIX, to any Third Party that is or may be engaged by ARCHEMIX to perform services in connection with the Research Program, and (d) for any other purpose with the other Party’s written consent, not to be unreasonably withheld, conditioned or delayed. In addition, each Party agrees that the other Party may disclose such Party’s Confidential Information or Proprietary Materials (A) as reasonably necessary to file, prosecute or maintain Patent Rights, or to file, prosecute or defend litigation related to Patent Rights, in accordance with this Agreement; or (B) as required by Applicable Laws; provided, that, in the case of any disclosure under this clause (B), the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure and (2) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense.
          6.1.3 Employees and Consultants. ARCHEMIX and MERCK each hereby represents that all of its employees and consultants, and all of the employees and consultants of its Affiliates, who participate in the activities of the Collaboration or have access to Confidential Information or Proprietary Materials of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information or Proprietary Materials in confidence and not to use such information except as expressly permitted hereunder. Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     6.2 Publicity. The Parties acknowledge that the terms of this Agreement constitute Confidential Information of each Party and may not be disclosed except as permitted by Section 6.1.2 and this Section 6.2. Such terms may be disclosed by a Party to investment bankers, investors, and potential investors, lenders and potential lenders and other sources and other potential sources of financing, acquirer or merger partners and potential acquirer or merger partners and Gilead and University License Equity Holdings, Inc. In addition, a copy of this Agreement may be filed by either Party with the Securities and Exchange Commission if such filing is required by law or regulation. In connection with any such filing, such Party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, which comments shall be reasonably considered by the filing Party. Notwithstanding anything to the contrary in Section 6.1, the Parties, upon the execution of this Agreement, shall agree to a press release with respect to this Agreement, in the form attached here to as Schedule 7, and either Party may make subsequent public disclosure of the contents of such press release without further approval of the other Party. After issuance of such press release, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement (it being understood that publication in scientific journals, presentation at scientific conferences and meetings and the like are intended to be covered by Section 6.3 and not subject to this Section 6.2) related to the Research Program or to any Development Program without the prior written consent of the other Party; provided, that, (a) notwithstanding the foregoing, ARCHEMIX shall be expressly permitted to publicly announce the occurrence of any milestone event under Section 5.4 and any other event that ARCHEMIX reasonably believes is material to ARCHEMIX; (b) MERCK (i) expressly acknowledges that ARCHEMIX is an emerging company the success of which is substantially dependent on its ability to attract and raise capital and that ARCHEMIX’s ability to attract and raise capital is substantially dependent on its ability to announce publicly developments in its research and development programs or product development pipeline and (ii) agrees that it shall not unreasonably withhold, condition or delay its consent to any request by ARCHEMIX to announce publicly developments in the Research Program or any Development Program; and (c) ARCHEMIX (i) expressly acknowledges that MERCK’s Development and Commercialization is substantially dependent on its ability to protect confidential information and (ii) agrees that it shall not unreasonably request to announce developments in the Research Program or any Development Program that may reduce a competitive advantage versus competing entities.
     6.3 Publications and Presentations. The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. Each Party agrees that, except as required by Applicable Laws, it shall not publish or present, or permit to be published or presented, the results of the Research Program or any Development Program without the prior review by and approval of the other Party. Each Party shall provide to the other Party the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including, without limitation, information to be presented verbally) that relate to the Research Program or any Development Program at least [***] days prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation that it reasonably believes may be patentable. Once such abstracts, manuscripts or presentations have been reviewed and approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Each Party also shall have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation. In any permitted publication or presentation by a Party, the other Party’s contribution shall be duly recognized, and co-authorship shall be determined in accordance with customary standards. Each Party (i) expressly acknowledges that the other Party’s business may be substantially dependent on its ability to publish results in scientific journals, presentation at scientific conferences and meetings and (ii) agrees that it shall not unreasonably withhold, condition or delay its consent to any request by the other Party to publish results of the Research Program or any Development Program in accordance with its internal publication guidelines.
     6.4 Prohibition on Solicitation. Without the written consent of the other Party, neither Party nor its Affiliates shall, during the [***] or for [***] year thereafter, solicit (directly or indirectly) any employee of the other Party or its Affiliates who participated in the Research Program at any time during the Research Program Term. This provision shall not restrict either Party or its Affiliates from advertising employment opportunities in any manner that does not directly target the other Party or its Affiliates.
7. LICENSE GRANTS; EXCLUSIVITY
     7.1 Research and Development Licenses.
          7.1.1 ARCHEMIX License Grants.
               (a) Research Program. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to MERCK and its Affiliates a non-exclusive, royalty-free, worldwide license during the Research Program Term, including the right to grant sublicenses as provided in Sections 7.3 and 7.4, under Licensed Technology and Licensed Patent Rights, for the sole purpose of conducting MERCK Research Activities in the Research Program.
               (b) Development Programs. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to MERCK and its Affiliates, an exclusive, royalty- free, worldwide license during the Term, including the right to grant sublicenses as provided in Sections 7.3 and 7.4, under Licensed Technology and Licensed Patent Rights, for the sole purpose of Developing Optimized Lead Compounds and Development Candidates in the Field and in the Territory.
          7.1.2 MERCK Grants.
               (a) Research Program. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

free, worldwide license during the Research Program Term, including the right to grant sublicenses as provided in Sections 7.3 and 7.4, under MERCK Technology and MERCK Patent Rights and MERCK’s interest in Joint Technology and Joint Patent Rights, for the sole purpose of conducting the Research Program.
               (b) Development Program. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free, worldwide license during the Term, without the right to grant sublicenses, under MERCK Technology and MERCK Patent Rights and MERCK’s interest in Joint Technology and Joint Patent Rights and under Licensed Technology and Licensed Patent Rights exclusively licensed to MERCK under Section 7.1.1(b), for the sole purpose of conducting ARCHEMIX Development Activities in any Development Program, to the extent such ARCHEMIX Development Activities are mutually agreed by the Parties.
               (c) Waived Targets.
                    (i) Designation Notice. Upon its designation of any Program Target as a Waived Target, MERCK shall provide written notice (“Designation Notice”) to ARCHEMIX identifying each such Program Target.
                    (ii) Assignment. MERCK hereby assigns to ARCHEMIX all right, title and interest in and to all MERCK Program Technology, Patent Rights claiming MERCK Program Technology and MERCK’s interest in Joint Technology and Joint Patent Rights relating to Waived Compounds or Waived Targets. ARCHEMIX may, at its option, continue to Develop a Waived Compound, subject to the payment by ARCHEMIX to MERCK, for any Waived Compound, and any Products Derived therefrom, that are Developed and Commercialized by ARCHEMIX, its Affiliates or sublicensees, of (A) a [***] on the Milestone Payment Due Date (as defined below) [***] the Applicable Milestone Payment (as defined below) and (B) royalty payments at rates [***] the Applicable Percentage (as defined below) of the rates set forth in Sections 5.5.1, for the remainder of the applicable Royalty Term.
                    (iii) Calculation of Royalties. In calculating the payments due to MERCK for the licenses granted in this Section 7.1.2(c), the terms of Sections 5.5 and all related obligations (including the right to offset payments in accordance with Section 5.5.1(b) through (e)) shall apply mutatis mutandis to each such Waived Compound and Product Derived therefrom.
                    (iv) Transition Plan. ARCHEMIX shall have a period of up to [***] months commencing on the date of receipt of the Designation Notice or a Program Target otherwise becomes a Waived Target to notify MERCK that it intends to continue to Develop or Commercialize a Waived Compound. Upon receipt of such notice, the Parties will agree on a transition plan pursuant to which MERCK will, depending on the stage of development of such Waived Compound(s), obligate MERCK to timely perform the activities in Sections 7.1.2(c)(iv)(1) through (10). In order for MERCK to agree to each such transition plan, ARCHEMIX shall agree to use Commercially Reasonable Efforts to Develop and Commercialize the Waived Compound(s) identified by ARCHEMIX and which are the subject
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

of a transition plan for continued Development and Commercialization. The transition plan shall include, as applicable, an obligation by MERCK to:
                         (1) grant to ARCHEMIX an exclusive, worldwide, royalty-free, paid-up license under all Product Trademarks applicable to such Waived Compound(s), if any;
                         (2) transfer to ARCHEMIX all of its right, title and interest in all Regulatory Filings, Drug Approval Applications and Regulatory Approvals then in its name applicable to such Waived Compound(s), if any;
                         (3) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer;
                         (4) provide ARCHEMIX with copies of all correspondence between MERCK and such Regulatory Authorities relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals;
                         (5) unless expressly prohibited by any Regulatory Authority, transfer control to ARCHEMIX of all clinical trials of such Waived Compound(s) being conducted as of the time of designation by MERCK of the Waived Compound and continue to conduct such trials at its expense for up to [***] months commencing on the date of receipt of the Designation Notice or a Program Target otherwise becomes a Waived Target to enable such transfer to be completed without interruption of any such trial, unless ARCHEMIX demonstrates to MERCK to MERCK’s satisfaction that ARCHEMIX shall not be able to assume such clinical trials within four months, in which case MERCK shall continue to conduct such trials for up to [***] additional months;
                         (6) assign (or cause its Affiliates to assign) to ARCHEMIX all agreements with any Third Party with respect to the conduct of clinical trials for such Waived Compound(s) including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless expressly prohibited by any such agreement (in which case MERCK shall cooperate with ARCHEMIX in all reasonable respects to secure the consent of such Third Party to such assignment);
                         (7) provide ARCHEMIX with all supplies of such Waived Compound(s) in the possession of MERCK or any Affiliate or contractor of MERCK;
                         (8) provide ARCHEMIX with copies of all reports and data generated or obtained by MERCK or its Affiliates pursuant to this Agreement that relate to such Waived Compound(s) that have not previously been provided to ARCHEMIX;
                         (9) reimburse ARCHEMIX for all internal and out-of-pocket costs incurred by ARCHEMIX in continuing the research and Development according to the pre-agreed Annual Development Plan of such Waived Compound(s) for a period of [***] days; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (10) if MERCK has manufactured, is manufacturing or having manufactured such Waived Compound(s) or any intermediate thereof as of the date the applicable Program Target becomes a Waived Target: (i) MERCK shall, if requested by ARCHEMIX, supply ARCHEMIX with its requirements for such Waived Compound(s) and intermediates for up to [***] months following such date at a transfer price equal to [***] for the supply of such Waived Compound(s) or intermediate, plus [***] percent ([***]%), (ii) within [***] days after ARCHEMIX’s request, MERCK shall provide to ARCHEMIX or its designee all information in its possession with respect to the manufacture of each such Waived Compound(s) or intermediate.
                    (v) Definitions. For purposes of this Section 7.1.2(c), the following terms shall have the following definitions:
“Applicable Milestone Payment” shall mean, with respect to each Waived Compound, an aggregate amount equal to [***] previously made by MERCK with respect to such Waived Compound for (a) milestone events 2, 3 and 4 to the extent ARCHEMIX makes [***] of [***] applicable to such Waived Compound; or (b) milestone events 2 and 3 to the extent ARCHEMIX makes [***] of [***] and/or [***] applicable to such Waived Compound.
“Applicable Percentage” shall mean, with respect to each Waived Compound, (a) [***] percent ([***]%), to the extent ARCHEMIX makes [***] of [***] in the development and commercialization of such Waived Compound; (b) [***] percent ([***]%), to the extent ARCHEMIX makes [***] of [***] and/or [***] in the development and commercialization of such Waived Compound, (c) [***] percent ([***]%), if neither of the foregoing (a) nor (b) apply, but ARCHEMIX is developing and commercializing a Waived Compound that was a [***], and (d) [***] percent ([***]%) if ARCHEMIX is developing and commercializing an [***], other than a [***] or an [***], against the Waived Target, provided that in such case ARCHEMIX shall not make [***] of [***].
“Clinical Data” means all data, results and information produced in the conduct of a Phase I Clinical Trial (“Phase I Clinical Data”), a Phase II Clinical Trial (“Phase II Clinical Data”) or a Phase III Clinical Trial (“Phase III Clinical Data”) conducted by MERCK with respect to a Waived Compound.
“Material Use” means, with respect to Clinical Data, the inclusion of such Clinical Data in a core report of an NDA filed by ARCHEMIX as evidenced by (i) the use of a bridging study to utilize such Clinical Data, (ii) the elimination for the need to duplicate such Clinical Data, or (iii) the ability to reduce the number of patients enrolled in a clinical trial due to the use of such Clinical Data.
“Milestone Payment Due Date” means, with respect to a Waived Compound, (a) to the extent a Program Target becomes a Waived Target prior to the Initiation of [***], the date of the Initiation of [***] with respect to such Waived Compound; (b) to the extent a Program Target becomes a Waived Target after [***] but prior to the Initiation of [***], the date of the Initiation of [***] with respect to such Waived Compound; and (c) to the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

extent a Program Target becomes a Waived Target after [***] but prior to filing for [***], the date on which such filing for [***] occurs.
                    (vi) Further Assurances. Upon ARCHEMIX’s written request, MERCK shall execute and deliver any documents of ownership, assignment or conveyance that are necessary or desirable to convey the ownership rights granted pursuant to this Section 7.1.2(c).
               (d) Failed Target. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates an exclusive, worldwide, royalty-free license, with the right to grant sublicenses under MERCK Program Technology, Patent Rights claiming MERCK Program Technology and MERCK’s interest in Joint Technology and Joint Patent Rights to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported Aptamers and products Derived therefrom directed against any Failed Target for all uses in or outside the Field. For purposes of clarity, Failed Targets for the purpose of this Agreement shall not be construed as encompassing Waived Targets, and, ARCHEMIX shall have no payment obligations to MERCK with regard to any Failed Target.
               (e) Terminated Compounds. Subject to the terms and conditions of this Agreement, MERCK hereby grants to ARCHEMIX and its Affiliates an exclusive, worldwide, royalty-free license, with the right to grant sublicenses, under MERCK Program Technology, Patent Rights claiming MERCK Program Technology and MERCK’s interest in Joint Technology and Joint Patent Rights to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported Terminated Compounds and products Derived therefrom in or outside of the Field. For purposes of clarity, an Aptamer directed against a Waived Target as set forth in sub-paragraph (c) above shall in no event be considered a Terminated Compound.
               (f) Non-Exclusive License For Aptamers Outside the Collaboration. MERCK hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free, worldwide license, with the right to grant sublicenses, under MERCK Program Technology and Patent Rights claiming MERCK Program Technology to the extent necessary to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported Aptamers and products Derived from Aptamers other than those targeted to a Program Target for any and all uses, except as otherwise provided herein.
               (g) Exclusive License For Aptamers Outside the Collaboration. To the extent requested in writing by ARCHEMIX, MERCK may grant to ARCHEMIX and its Affiliates an exclusive, royalty-bearing, worldwide license, with the right to grant sublicenses, under MERCK Program Technology and Patent Rights claiming MERCK Program Technology and MERCK’s interest in Joint Technology and Joint Patent Rights to the extent necessary to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported Aptamers and products Derived from Aptamers other than those targeted to a Program Target for any and all uses, except as otherwise provided herein. The Parties agree to negotiate in good faith with respect to the foregoing license.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          7.2 Commercialization License. Subject to the terms and conditions of this Agreement, ARCHEMIX hereby grants to MERCK and its Affiliates an exclusive, royalty-bearing license during the Term, including the right to grant sublicenses as provided in Section 7.3, under Licensed Technology and Licensed Patent Rights for the sole purpose of Commercializing Products in the Field in the Territory.
          7.3 Right to Sublicense. MERCK shall have the right to grant sublicenses to Sublicensees under the licenses granted to it under Section 7.1.1(b) with respect to any Optimized Lead Compounds and Development Candidates and Section 7.2 with respect to any Product; provided, that, (a) it shall be a condition of any such sublicense that such Sublicensee agrees to be bound by all terms of this Agreement applicable to the Development or Commercialization, as the case may be, of Products in the Field in the Territory (including, without limitation, Article 6); (b) MERCK shall provide written notice to ARCHEMIX of any such proposed sublicense at least [***] days prior to such execution and provide copies to ARCHEMIX of each such sublicense in the form to be executed at least [***] business days prior to such execution; (c) if MERCK grants a sublicense to a Sublicensee, MERCK shall be deemed to have guaranteed that such Sublicensee will fulfill all of MERCK’s obligations under this Agreement applicable to the subject matter of such sublicense; and (d) MERCK shall not be relieved of its obligations pursuant to this Agreement as a result of such sublicense.
          7.4 Right to Subcontract. Each Party shall have the right to subcontract portions, but not all, of its responsibilities to be performed by it under the Annual Research Plan or Annual Development Plan in the normal course of its business, and to grant sublicenses for such activities, to any Third Party without the prior consent of the other Party; provided, that, (a) such subcontracting shall not involve the transfer of Confidential Information of the other Party to any Third Party unless the subcontracted party shall enter into a confidentiality agreement with the subcontracting Party in accordance with Article 6; (b) the subcontracting Party shall provide written notice to the other Party of any such proposed subcontract at least [***] days prior to such execution; (c) if a Party enters into a subcontract as provided in this Section 7.4, such Party shall be deemed to have guaranteed that such subcontractor will fulfill all of such Party’s obligations under this Agreement applicable to the subject matter of such subcontract; (d) such subcontracting Party shall not be relieved of its obligations pursuant to this Agreement as a result of such subcontract, and (e) in the event ARCHEMIX is the subcontracting Party, MERCK shall not be obligated to reimburse ARCHEMIX for any cost or expense related to such subcontracting unless MERCK has approved such subcontracting, and the related cost and expense, in the Annual Research Plan, the Annual Development Plan or otherwise in writing.
          7.5 No Other Rights. MERCK shall have no rights to use or otherwise exploit ARCHEMIX Technology, ARCHEMIX Patent Rights, or ARCHEMIX Proprietary Materials, and ARCHEMIX shall have no rights to use or otherwise exploit MERCK Technology, MERCK Patent Rights or MERCK Proprietary Materials, in each case, except as expressly set forth herein. Without limiting the generality of the foregoing or Section 11.3, MERCK shall have no right to practice the SELEX® Process or to use the SELEX® Technology for any reason or to research, develop, make, have made, use, offer for sale, distribute for sale, sell, import and have imported Diagnostic Products.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          7.6 Exclusivity.
               7.6.1 ARCHEMIX. During the Term, ARCHEMIX shall not, and shall cause each of its Affiliates to not, conduct any activity, either on its own, or with, for the benefit of, or sponsored by any Third Party, that is designed to research, develop or commercialize, or grant any license or other rights to any Third Party to utilize, any Proprietary Materials, Technology or Patent Rights Controlled in whole or in part by ARCHEMIX or any of its Affiliates for the purpose of researching, developing or commercializing (a) any Aptamer binding to a Program Target, or (b) any Collaboration Aptamer or Aptamer Derived therefrom, except for the conduct of Permitted Screening Activities and as otherwise provided under this Agreement.
               7.6.2 MERCK. During the Term, MERCK shall not, and shall cause each of its Affiliates to not conduct any activity, either on its own, or with, for the benefit of, or sponsored by any Third Party, that is [***] to [***] or [***], or [***]or other [***] to any [***] to [***]MERCK [***] for the purpose of [***] to a [***] or any [***] that [***] to the [***], except as provided under this Agreement.
8. INTELLECTUAL PROPERTY RIGHTS
          8.1 ARCHEMIX Intellectual Property Rights. ARCHEMIX shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all ARCHEMIX Technology and ARCHEMIX Patent Rights.
          8.2 MERCK Intellectual Property Rights. MERCK shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all MERCK Technology and MERCK Patent Rights.
          8.3 Joint Technology Rights. MERCK and ARCHEMIX shall jointly own all Joint Technology and Joint Patent Rights. Notwithstanding anything to the contrary contained in this Agreement or under Applicable Law, except to the extent exclusively licensed to one Party under this Agreement, the Parties hereby agree that either Party may use or license or sublicense to Affiliates or Third Parties all or any portion of its interest in Joint Technology, Joint Patent Rights or jointly owned Confidential Information or Proprietary Materials for any purposes without the prior written consent of the other Party, without restriction and without the obligation to provide compensation to the other Party, except as otherwise provided under this Agreement.
          8.4 Patent Coordinators. ARCHEMIX and MERCK shall each appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to patent filing, prosecution, maintenance and enforcement. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party. The initial Patent Coordinators shall be:

For ARCHEMIX:	[***]

For MERCK:	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          8.5 Inventorship. In case of a dispute between ARCHEMIX and MERCK over inventorship and, as a result, whether any particular Technology is ARCHEMIX Technology, MERCK Technology or Joint Technology, such dispute shall be resolved by patent counsel who (and whose firm) is not at the time of the dispute, and was not at any time during the [***] years prior to such dispute, performing services for either of the Parties, such patent counsel to be selected by the Patent Coordinators. Expenses of such patent counsel shall be shared equally by the Parties.
          8.6 Cooperation. Each Party shall cooperate with the other Party to effect the intent of this Article 8, including without limitation by executing documents and making its employees and independent contractors available to execute documents as necessary to achieve the foregoing allocation of ownership rights.
     9. FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS
          9.1 Patent Filing, Prosecution and Maintenance
               9.1.1 MERCK’s Prosecution Rights.
                    (a) Program Technology. Subject to Sections 9.1.4 and 9.1.5, MERCK, acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance in the countries listed on Schedule 8, at its sole cost and expense, of Patent Rights covering MERCK Program Technology; provided, that, ARCHEMIX, acting through patent counsel or agents of its choice, shall have the right but not the obligation, for each Program Target, to prepare on MERCK’s behalf and with MERCK’s approval the first patent application disclosing the corresponding Collaboration Aptamers. MERCK shall have no right or responsibility with respect to the preparation, filing, prosecution and/or maintenance of any claims within the Licensed Patent Rights that relate to any Failed Compound, Waived Compound or Terminated Compound or their manufacture, formulation, delivery, or use. MERCK shall nationalize such filings in the European Patent Office and the other countries or regional offices listed on Schedule 8 and shall validate such filings in the EPO contracting states as detailed in Schedule 8 hereto and the contracting states of any other regional offices identified on Schedule 8 and, at MERCK’s sole discretion, in any other country. At MERCK’s request, ARCHEMIX shall cooperate with MERCK in all reasonable respects in connection with such preparation, filing, prosecution and maintenance of such Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable to Licensed Patent Rights. For purposes of clarity, notwithstanding anything to the contrary herein, MERCK shall have no rights to prepare, file, prosecute and/or maintain any (1) Licensed Patent Rights related to the SELEX® Process or SELEX® Technology, or (2) Patent Rights included in the SELEX® Portfolio.
                    (b) MERCK Background Technology. MERCK, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all Patent Rights covering MERCK Background Technology.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               9.1.2 ARCHEMIX Prosecution Rights.
                    (a) Program Technology. ARCHEMIX, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of Patent Rights covering ARCHEMIX Program Technology. At ARCHEMIX’ request, MERCK shall cooperate with and assist ARCHEMIX in all reasonable respects, at ARCHEMIX’ expense, in connection with such preparation, filing, prosecution and maintenance of such Patent Rights, including but not limited to obtaining assignments to reflect chain of title consistent with the terms of this Agreement, gaining United States patent term extensions, supplementary protection certificates and any other extensions that are now or become available in the future wherever applicable.
                    (b) ARCHEMIX Background Technology. ARCHEMIX, at its sole expense and acting through patent counsel or agents of its choice, shall be responsible for the preparation, filing, prosecution and maintenance of all Patent Rights covering ARCHEMIX Background Technology.
               9.1.3 Joint Prosecution.
                    (a) Certain Program Technology. Notwithstanding anything to the contrary in Section 9.1.1(a) or 9.1.2(a), with respect to Patent Rights that contain one or more claims that cover both Program Aptamer-Specific Technology and ARCHEMIX Program Technology, unless the Parties in good faith otherwise agree, (a) the Parties, acting through patent counsel or agents of its choice, shall separate such Patent Rights into separate patent applications seeking protection for Program Aptamer-Specific Technology and ARCHEMIX Program Technology, respectively, and (b) the Parties shall contemporaneously file the separate patent applications for such Patent Rights. Solely to the extent the Parties mutually determine it is not feasible to prepare and file separate patent applications covering such Technology: (i) the Parties shall be jointly responsible for the preparation, filing and maintenance of such Patent Rights; (ii) MERCK shall be responsible for the prosecution of any claims of such Patent Rights covering Program Aptamer-Specific Technology; (iii) ARCHEMIX shall be responsible for the prosecution of any claims of such Patent Rights covering ARCHEMIX Program Technology; and (iv) each Filing Party shall provide the Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any application, amendment, submission or response filed pursuant to this Section 9.1.3(a); and (v) each Party shall be responsible for all expenses incurred by it for the preparation, filing prosecution and maintenance of any Patent Rights for which it has primary responsibility pursuant to this Section 9.1.3.
                    (b) Joint Patent Rights. In the case of Joint Patent Rights, the Parties shall meet through the JSC and/or the Patent Coordinators to discuss in good faith and agree upon the content and form of any application for a Joint Patent Right and hereby agree that only the application in the form as agreed between the Parties may be filed in respect of the Joint
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Patent Rights. The Parties shall share the costs equally in respect of the preparation of the application, filing, prosecution, grant and maintenance of any Joint Patent Right jointly filed; and jointly instruct an appropriately qualified patent attorney to draft, file and prosecute the application and each Party will have equal control over the prosecution of the filing such that the patent attorney will only be able to act on unanimous instructions. In the event that one Party (i) is not interested, or (ii) not willing to equally share the related cost and expense, with respect to any Joint Patent Rights in a given country, then the other Party shall have the right, at its own cost and expense, to file for and prosecute such Joint Patent Rights in such country in both Parties’ names.
               9.1.4 Information and Cooperation. Each Party that has responsibility for filing and prosecuting any Patent Rights under this Section 9.1 (a “Filing Party”) shall (a) regularly provide the other Party (the “Non-Filing Party”) with copies of all patent applications filed hereunder for Program Technology and Development Program Technology and other material submissions and correspondence with the patent offices, in sufficient time to allow for review and comment by the Non-Filing Party; and (b) provide the Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any such application, amendment, submission or response. The advice and suggestions of the Non-Filing Party and its patent counsel shall be taken into consideration in good faith by such Filing Party and its patent counsel in connection with such filing. Each Filing Party shall pursue in good faith all reasonable claims and take such other reasonable actions, as may be requested by the Non-Filing Party in the prosecution of any Patent Rights covering any Program Technology or Development Program Technology under this Section 9.1; provided, however, if the Filing Party incurs any additional expense as a result of any such request, the Non-Filing Party shall be responsible for the cost and expenses of pursuing any such additional claim or taking such other activities. In addition, MERCK (a) agrees that if ARCHEMIX claims any action taken under Section 9.1.1(a) would be detrimental to Patent Rights covering ARCHEMIX Background Technology (including without limitation the SELEX® Portfolio), ARCHEMIX shall provide written notice to MERCK and the Patent Coordinators shall, as promptly as possible thereafter, meet to discuss and resolve such matter and, if they are unable to resolve such matter, the Parties shall refer such matter to a mutually agreeable outside patent counsel for resolution.
               9.1.5 Abandonment. If a Filing Party decides to abandon or to allow to lapse any of the Patent Rights covering any Program Technology or Development Program Technology for which it has responsibility, it shall inform the Non-Filing Party of such decision promptly and, in any event, so as to provide the Non-Filing Party a reasonable amount of time to meet any applicable deadline to establish or preserve such Patent Rights in such country or region. The Non-Filing Party shall have the right to assume responsibility for continuing the prosecution of such Patent Rights in such country or region and paying any required fees to maintain such Patent Rights in such country or region or defending such Patent Rights, through patent counsel or agents of its choice, which shall be at the Non-Filing Party’s sole expense. The Non-Filing Party shall not become an assignee of any such Patent Rights as a result of its assumption of any such responsibility. Upon transfer of such responsibility under this Section 9.1.5, the Filing Party shall promptly deliver to the Non-Filing Party copies of all necessary files related to the Patent Rights with respect to which responsibility has been transferred and shall
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

take all actions and execute all documents reasonably necessary for the Non-Filing Party to assume such responsibility.
          9.2 Legal Actions.
               9.2.1 Third Party Infringement.
                    (a) Notice. In the event either Party becomes aware of (i) any possible infringement of any Licensed Patent Rights, MERCK Patent Rights or Joint Patent Rights through the Development or Commercialization of an Aptamer covered by the Program Aptamer-Specific Patent Rights, or (ii) the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act for a product that includes an Aptamer covered by the Program Aptamer-Specific Patent Rights (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).
                    (b) MERCK Right to Enforce.
                         (i) Enforcement of Section 9.1.1(b) Patent Rights. In the event that any Infringement relates to any Patent Rights covering MERCK Background Technology, MERCK shall have the sole right but not the obligation to enforce such claim.
                         (ii) Enforcement of Sections 9.1.1(a) Patent Rights and Certain 9.1.3 (a) Patent Rights. In the event that any Infringement relates to any Patent Right that MERCK is responsible for prosecuting pursuant to Sections 9.1.1(a) and/or 9.1.3, MERCK shall have the first right (but not the obligation) to enforce such claim, which may include the institution of legal proceedings or other action; provided, that, notwithstanding the foregoing, MERCK shall not admit the invalidity or unenforceability of any Licensed Patent Rights without ARCHEMIX’ prior written consent. MERCK shall keep ARCHEMIX reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. ARCHEMIX shall assist MERCK, upon request, in taking any action to enforce any such Patent Rights and shall join in any such action if deemed to be a necessary party. MERCK shall incur no liability to ARCHEMIX as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by MERCK. If MERCK does not take commercially reasonable steps to abate the Infringement of such Patent Rights within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then ARCHEMIX shall have the right and option to do so at its expense.
                    (c) ARCHEMIX Right to Enforce.
                         (i) Enforcement of Section 9.1.2(b) Patent Rights. In the event that any Infringement relates to any Patent Rights covering ARCHEMIX Background Technology, ARCHEMIX shall have the sole right but not the obligation to enforce such claim.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                         (ii) Enforcement of Section 9.1.2(a) Patent Rights and Certain 9.1.3(a) Patent Rights. In the event that any Infringement relates to any Patent Right that ARCHEMIX is responsible for prosecuting pursuant to Sections 9.1.2(a) and/or 9.1.3, ARCHEMIX shall have the first right (but not the obligation) to enforce such claim, which may include the institution of legal proceedings or other action. ARCHEMIX shall keep MERCK reasonably informed on a quarterly basis, in person or by telephone, prior to and during any such enforcement. MERCK shall assist ARCHEMIX, upon request, in taking any action to enforce any such Patent Rights and shall join in any such action if deemed to be a necessary party. ARCHEMIX shall incur no liability to MERCK as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any such claim invalid, not infringed or unenforceable. All costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by ARCHEMIX. If ARCHEMIX does not take commercially reasonable steps to abate the Infringement of such Patent Rights within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then MERCK shall have the right and option to do so at its expense. For purposes of clarity, notwithstanding anything to the contrary herein, MERCK shall have no rights to enforce any (1) ARCHEMIX Patents Rights covering the SELEX® Process or SELEX® Technology, or (2) the SELEX® Portfolio.
                    (d) Joint Patent Rights. In the event of an Infringement of a Joint Patent Right, the Parties shall enter into good faith discussions as to whether and how to eliminate the Infringement. Subject to the foregoing, (i) ARCHEMIX shall have the first right and option to eliminate such Infringement by reasonable steps, which may include the institution of legal proceedings or other action and (ii) all costs, including without limitation attorneys’ fees, relating to such legal proceedings or other action shall be borne by ARCHEMIX. If ARCHEMIX does not take or initiate commercially reasonable steps to eliminate the Infringement within [***] days from any Infringement Notice (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act), then MERCK shall have the right and option to do so at its expense.
                    (e) Representation of Either Party. Each Party shall have the right to be represented by counsel that it selects in any legal proceedings or other action instituted under this Section 9.2.1 by the other Party.
                    (f) Cooperation by the Parties. In any action, suit or proceeding instituted under this Section 9.2.1, the Parties shall cooperate with and assist each other in all reasonable respects. Upon the reasonable request of the Party instituting such action, suit or proceeding, the other Party shall join such action, suit or proceeding and shall be represented using counsel of its own choice, at the requesting Party’s expense. If a Party with the right to initiate legal proceedings under this Section 9.2.1 lacks standing to do so and the other Party has standing to initiate such legal proceedings, then the Party with standing shall initiate such legal proceedings at the request and expense of the other Party.
                    (g) Allocation of Recoveries. Any amounts recovered by MERCK pursuant to actions under Section 9.2.1(b)(ii), whether by settlement or judgment, shall be
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

allocated in the following order: (i) first, to reimburse MERCK and ARCHEMIX for their reasonable out-of-pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses); and (ii) second (A) with respect to actual damages, then, to MERCK and ARCHEMIX [***] MERCK’s historic Net Sales of the Product or Products affected by the Infringement bears to ARCHEMIX’ historic royalties hereunder in respect of such Net Sales, in each case as determined in good faith, and (B) with respect to punitive, special or consequential damages, [***] percent ([***]%) to MERCK. Any amounts recovered by ARCHEMIX pursuant to actions under Section 9.2.1(c)(ii) shall be allocated in the following order: (X) first, to reimburse ARCHEMIX and MERCK for their reasonable out of pocket expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses); and (Y) then, [***]% to ARCHEMIX.
               9.2.2 Defense of Claims.
                    (a) Notice. In the event that a Third Party alleges that the conduct of the Research Program or the Development or Commercialization of an Optimized Lead Compound, Development Candidate or Product infringes the Patent Rights of a Third Party, the Party becoming aware of such allegation shall promptly notify the other Party hereof, in writing, reasonably detailing the claim.
                    (b) Third Party Suit Relating Primarily to Program Targets or Requested Chemistry.
                         (i) In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party relating specifically to the Program Targets by reason of activities conducted pursuant to this Agreement, (A) MERCK shall have the right and obligation to defend or otherwise resolve such action, suit or proceeding (e.g., by way of entering into a settlement agreement or consent) at its sole expense; (B) ARCHEMIX or any of its Affiliates or sublicensees shall have the right to separate counsel at its own expense in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against ARCHEMIX or any of its Affiliates or sublicensees, ARCHEMIX may elect to defend itself at its sole expense; and (C) the Parties shall cooperate with each other in all reasonable respects in any such action, suit or proceeding. Settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne solely by MERCK.
                         (ii) In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement, by reason of activities conducted pursuant to this Agreement, of the Technology or Patent Rights of a Third Party relating specifically to the use of Requested Chemistry in (A) the Research Program or any Product independent of any challenge to the right to practice the SELEX® Process or SELEX® Technology or the SELEX® Portfolio, (B) the Development of any Development Candidate, or (C) the Commercialization, including without limitation the manufacture, use or sale, of any Product, MERCK shall have the right and obligation to defend
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or otherwise resolve such action, suit or proceeding (e.g., by way of entering into a settlement agreement or consent) at its sole expense.
                    (c) Third Party Suit Relating Primarily to the use of the SELEX® Process or the SELEX™ Technology. In the event that any action, suit or proceeding is brought against either Party or any Affiliate or sublicensee of either Party alleging the infringement of the Patent Rights of a Third Party by reason of the use of the SELEX™ Process or the use of the SELEX® Technology (excluding in either case any action, suit or proceeding based solely on the use of Requested Chemistry) in the conduct of the Research Program (i) ARCHEMIX shall have the right and obligation to defend or otherwise resolve such action, suit or proceeding (e.g., by way of entering into a settlement agreement or consent) at its sole expense; and (ii) MERCK or any of its Affiliates or Sublicensees shall have the right to separate counsel at its own expense in any such action, suit or proceeding and, if such action, suit or proceeding has been brought against MERCK or any of its Affiliates or Sublicensees, MERCK or its Affiliate or Sublicensee may elect to defend itself at its sole expense. Settlement costs, royalties paid in settlement of any such suit, and the payment of any damages to the Third Party shall be borne solely by ARCHEMIX.
                    (d) Cooperation in Defense. The Parties shall cooperate with each other in all reasonable respects in any action, suit or proceeding under this Section 9.2.2. Each Party shall provide the other Party with prompt written notice of the commencement of any such suit, action or proceeding, or of any evidence or allegation of infringement of which such Party becomes aware, and shall promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party. The Party that is a party to the action, suit or proceeding shall not admit the invalidity of any patent within the Licensed Patent Rights, Joint Patent Rights or MERCK Patent Rights, nor settle such action, suit or proceeding in a manner that adversely affects the other Party’s rights under this Agreement, without the written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned.
          9.3 Trademark and Copyright Ownership Prosecution, Defense and Enforcement. MERCK shall own and be responsible for the filing, prosecution, maintenance, defense and enforcement of all Product Trademarks and copyrights created during the Research Program, Development and/or Commercialization at MERCK’s expense.
10. TERM AND TERMINATION
          10.1 Term. The term (“Term”) of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the end of the Research Program Term and, if MERCK is Developing a Development Candidate or Commercializing a Product as of the end of the Research Program Term, thereafter until (a) such time as MERCK is no longer Developing at least one (1) Development Candidate or (b) if, as of the time MERCK is no longer Developing at least one (1) Development Candidate, MERCK is Commercializing a Product, such time as all Royalty Terms for all Products have ended, unless earlier terminated in accordance with the provisions of this Article 10. Thereafter MERCK’s rights and licenses contained herein shall
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

revert to a non-exclusive, worldwide, fully paid up and perpetual license to Commercialize a Product.
          10.2 Termination. This Agreement may be terminated at any time by either Party as follows:
               10.2.1 Unilateral Right to Terminate. MERCK may terminate this Agreement, effective upon not less than [***] days written notice to ARCHEMIX, (a) at any time on or after expiration of the Research Program Term, or (b) on and after the [***] anniversary of the Effective Date in the event that both [***] listed on Schedule 2A on the Effective Date have been designated as [***] and the Parties cannot [***] on any Targets to [***] such [***].
               10.2.2 Termination for Breach. Either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a material breach by the other Party of any term of this Agreement that remains uncured for [***] days ([***] days in the event that the breach is a failure of MERCK to make any payment required hereunder) after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured.
               10.2.3 Termination for Insolvency. In the event that either Party files for protection under bankruptcy laws, makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over its business, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed or stayed within [***] days of the filing thereof, the other Party may terminate this Agreement effective immediately upon written notice to such Party. In connection therewith, all rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the United States Bankruptcy Code.
          10.3 Consequences of Termination of Agreement. In the event of the termination of this Agreement pursuant to Section 10.2, the following provisions shall apply, as applicable.
               10.3.1 Termination Pursuant to Section 10.2.1. If this Agreement is terminated by MERCK pursuant to Section 10.2.1:
                    (a) MERCK shall make a [***] payment to ARCHEMIX no later than the effective date of termination equal to the difference between (i) the greater of the Minimum FTE Funding Commitment and the actual FTE Costs incurred by ARCHEMIX through the effective date of termination and (ii) the aggregate amount of all payments made by MERCK to ARCHEMIX for FTE Costs incurred in accordance with Section 5.3 through the effective date of termination and all accrued and agreed Third Party Costs;
                    (b) all licenses granted to MERCK under Article 7 to any Collaboration Aptamers as of the effective date of termination, if any, shall immediately terminate and all such Lead Compounds, Optimized Lead Compounds, Development Candidates
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

and Products shall be Terminated Compounds, and ARCHEMIX shall have no further obligations under Section 7.6.1
                    (c) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder;
                    (d) upon request of ARCHEMIX, MERCK and ARCHEMIX shall agree on a transition plan pursuant to which MERCK will transfer to ARCHEMIX all of its right, title and interest in Terminated Compounds to ARCHEMIX which transition plan shall, depending on the stage of development of the Terminated Compounds, obligate MERCK to:
                         (i) grant to ARCHEMIX an exclusive, worldwide, royalty-free, paid-up license under all Product Trademarks applicable to the Terminated Compounds, if any;
                         (ii) transfer to ARCHEMIX all of its right, title and interest in all Regulatory Filings, Drug Approval Applications and Regulatory Approvals then in its name applicable to the Terminated Compounds, if any;
                         (iii) notify the applicable Regulatory Authorities and take any other action reasonably necessary to effect such transfer;
                         (iv) provide ARCHEMIX with copies of all correspondence between MERCK and such Regulatory Authorities relating to such Regulatory Filings, Drug Approval Applications and Regulatory Approvals;
                         (v) unless expressly prohibited by any Regulatory Authority, transfer control to ARCHEMIX of all clinical trials of the Terminated Compounds being conducted as of the effective date of termination and continue to conduct such trials at its expense for up to [***] months to enable such transfer to be completed without interruption of any such trial, unless ARCHEMIX demonstrates to MERCK to MERCK’s satisfaction that ARCHEMIX shall not be able to assume such clinical trials within [***] months, in which case MERCK shall continue to conduct such trials for up to [***] additional months;
                         (vi) assign (or cause its Affiliates to assign) to ARCHEMIX all agreements with any Third Party with respect to the conduct of clinical trials for the Terminated Compounds including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless expressly prohibited by any such agreement (in which case MERCK shall cooperate with ARCHEMIX in all reasonable respects to secure the consent of such Third Party to such assignment);
                         (vii) provide ARCHEMIX with all supplies of the Terminated Compounds in the possession of MERCK or any Affiliate or contractor of MERCK;
                         (viii) provide ARCHEMIX with copies of all reports and data generated or obtained by MERCK or its Affiliates pursuant to this Agreement that relate to any Terminated Compounds that have not previously been provided to ARCHEMIX;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                         (ix) reimburse ARCHEMIX for all internal and out-of-pocket costs incurred by ARCHEMIX in continuing the research and Development according to the pre-agreed Annual Development Plan of all the Terminated Compounds for a period of [***] days; and
                         (x) if MERCK has manufactured, is manufacturing or having manufactured any Terminated Compounds or any intermediate thereof: (i) MERCK shall, if requested by ARCHEMIX, supply ARCHEMIX with its requirements for all Terminated Compounds and intermediates for up to [***] months following such termination at a transfer price equal to [***] for the supply of such Terminated Compounds or intermediates, plus [***] percent ([***]%), (ii) within [***] days after ARCHEMIX’s request, MERCK shall provide to ARCHEMIX or its designee all information in its possession with respect to the manufacture of each such Terminated Compound or intermediate.
               10.3.2 Termination by MERCK Pursuant to Section 10.2.2. If this Agreement is terminated by MERCK pursuant to Section 10.2.2, the license granted by ARCHEMIX to MERCK pursuant to Section 7.1.1(b) shall survive solely as applied to Development Candidates being Developed by MERCK as of the effective date of termination, if any, and the license granted by ARCHEMIX to MERCK pursuant to Section 7.2 shall survive solely as applied to Products being Commercialized by MERCK as of the effective date of termination or Derived from Development Candidates being Developed by MERCK as of the effective date of termination, if any, in each case subject to MERCK’s continued payment of all milestone, royalty and other payments under and in accordance with this Agreement with respect thereto; provided, that, (a) to the extent the breach that gave rise to MERCK’s right to terminate under Section 10.2.2 is with regard to ARCHEMIX’s obligations under Section 7.6.1 then, solely with respect to the Aptamer or Collaboration Aptamer and Products Developed therefrom, that is the subject of such breach, the license granted by ARCHEMIX to MERCK under this Section 10.3.2(a) with respect to such Product shall survive as a fully paid-up, royalty-free license; and (b) to the extent the breach that gave rise to MERCK’s right to terminate under Section 10.2.2 is with respect to any other obligation of ARCHEMIX under this Agreement, all milestone, royalty and other payments applicable to such Products under this Agreement shall be [***] by [***] percent ([***]%).
               10.3.3 Termination by MERCK Pursuant to Section 10.2.3. If this Agreement is terminated by MERCK pursuant to Section 10.2.3, unless prohibited by Applicable Laws:
                    (a) the license set forth in Section 7.1.1(b) shall survive solely as applied to Development Candidates being Developed by MERCK as of the effective date of termination, if any, and the license set forth in Section 7.2 shall survive solely as applied to Products being Commercialized by MERCK as of the effective date of termination or Derived from Development Candidates being Developed by MERCK as of the effective date of termination, if any, subject to MERCK’s continued payment of [***] milestone, royalty and other payments under and in accordance with this Agreement with respect thereto; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (b) each Party shall promptly return all Confidential Information and Proprietary Materials of the other Party that are not subject to a continuing license hereunder; provided, that, each Party may retain one copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
               10.3.4 Termination by ARCHEMIX Pursuant to Section 10.2.2. If this Agreement is terminated by ARCHEMIX pursuant to Section 10.2.2 (including, without limitation, for breach by MERCK of its diligence obligations under Section 4.5):
                    (a) the provisions of Section 10.3.1 shall apply; and
                    (b) if such termination is effective prior to the end of the Research Program Term, (i) MERCK shall, on the effective date of termination, pay ARCHEMIX the balance of the Minimum FTE Funding Commitment that remains unpaid as of that date and (ii) the Research Program shall terminate without any further obligation of ARCHEMIX.
               10.3.5 Termination by ARCHEMIX Pursuant to Section 10.2.3. If this Agreement is terminated by ARCHEMIX pursuant to Section 10.2.3, unless prohibited by Applicable Laws, the provisions of Section 10.3.1 shall apply, except that MERCK shall have no obligation to continue to conduct any clinical trial.
          10.4 Rights and Duties of the Parties following Breach by MERCK of Diligence Obligations. If MERCK breaches its diligence obligations pursuant to Section 4.5 with respect to a given Program Target or Product, as the case may be, then in lieu of termination of this Agreement pursuant to Section 10.2.2, ARCHEMIX shall have the right, in its sole discretion, upon ten (10) days written notice to MERCK, to (i) convert the exclusive license granted to MERCK for each such Program Target to a non-exclusive license, in which case the provisions of Section 7.6.1 will not apply to such Program Target, or (ii) exercise its rights pursuant to Section 10.2.2 only on a Program Target-by-Program Target, Product-by-Product and country-by-country basis.
          10.5 Surviving Provisions. Termination or expiration of this Agreement for any reason shall be without prejudice to:
                    (a) the rights and obligations of the Parties provided in Section 3.4.1 (Record Keeping), Section 5.5.2 (Records; Audit Rights), Section 10.3 (Consequences of Termination of Agreement), Section 10.5 (Surviving Provisions), Section 13.1 (Arbitration), Section 13.4 (Governing Law), Section 13.9 (No Third Party Beneficiaries), Section 13.15 (Further Assurances), Article 6 (Confidentiality), Article 8 (Intellectual Property Rights), Sections 9.1.3(b) and 9.2.1(d) (Joint Patent Rights), Article 12 (Indemnification) and all other Sections or Articles referenced in any such Section or Article including Article 1, all of which shall survive such termination;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (b) unless otherwise provided for in this Agreement, ARCHEMIX’s rights to receive royalties and milestone payments for the duration of all applicable Royalty Terms, if any; and
                    (c) any other rights or remedies provided at law or equity which either Party may otherwise have.
11. REPRESENTATIONS AND WARRANTIES
          11.1 Mutual Representations and Warranties. ARCHEMIX and MERCK each represents and warrants to the other, as of the Effective Date, as follows:
               11.1.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.
               11.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.
               11.1.3 Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.
               11.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.
          11.2 ARCHEMIX’ Representations and Warranties. ARCHEMIX represents and warrants to MERCK as follows:
               11.2.1 All Licensed Technology existing as of the Effective Date is Controlled by ARCHEMIX.
               11.2.2 All Licensed Patent Rights listed on Schedule 3 are Controlled by ARCHEMIX.
               11.2.3 To the Knowledge of ARCHEMIX, as of the Effective Date, except as previously disclosed to MERCK, no Third Party has initiated, or threatened in writing to initiate, any litigation against ARCHEMIX or its Affiliates, including, without limitation, by initiating any declaratory judgment lawsuit, or by sending a cease-and-desist letter, alleging that the Licensed Patent Rights
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

are invalid or unenforceable or that the use of the Licensed Patent Rights or Licensed Technology as contemplated by this Agreement infringes the Patent Rights of such Third Party.
               11.2.4 To the Knowledge of ARCHEMIX, as of the Effective Date, except as previously disclosed to MERCK, neither ARCHEMIX nor its Affiliates has received written notice from Gilead or URC or any other Third Party alleging that (a) either the ARCHEMIX-Gilead License Agreement or the URC License Agreement is not in full force and effect, (b) either the ARCHEMIX-Gilead License Agreement or the URC License Agreement is subject to any dispute, either in court or otherwise, and (c) ARCHEMIX or its Affiliates is in breach of the ARCHEMIX-Gilead License Agreement or the URC License Agreement, respectively.
          11.3 Acknowledgment of MERCK. MERCK acknowledges that the licenses granted to MERCK hereunder are subject to certain limitations and restrictions set forth in the ARCHEMIX-Gilead License Agreement and the URC License Agreement and agrees that MERCK shall comply with the terms of the ARCHEMIX-Gilead License Agreement and the URC License Agreement that ARCHEMIX is subject to thereunder. MERCK hereby acknowledges and agrees and covenants that (a) it may and will not use the SELEX® Process or the SELEX® Technology as described in the SELEX® Portfolio for any reason, including without limitation (i) to research, make, use, sell, offer for sale, import or export any Aptamers for In Vitro Diagnostics, In Vivo Diagnostic Agents, or Radio Therapeutics or (ii) develop, modify, manufacture, have manufactured, export, import, use, sell or offer to sell (A) any Aptamer other than a Collaboration Aptamer, or (B) any Excluded Aptamer and/or any product containing an Excluded Aptamer; (b) under the ARCHEMIX-Gilead License Agreement and under the URC License Agreement, ARCHEMIX’ rights in the SELEX® Process or the SELEX® Technology as described in the SELEX® Portfolio may revert to Gilead if ARCHEMIX, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of products and services utilizing the SELEX® Process or the SELEX® Technology; (c) in the event of any termination of the URC License Agreement, the licenses granted to MERCK hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, MERCK is not then in breach of this Agreement and MERCK agrees to be bound to UTC as the licensor under the terms and conditions of the URC License Agreement as described in the SELEX® Portfolio; and (d) in the event of any termination of the ARCHEMIX-Gilead License Agreement, the licenses granted to MERCK hereunder shall remain in full force and effect in accordance with Section 2.3 of the ARCHEMIX-Gilead License Agreement; provided, that, MERCK agrees to be bound to Gilead as the licensor under the terms and conditions of the ARCHEMIX-Gilead License Agreement; and, provided, that, if the termination of the ARCHEMIX-Gilead License Agreement arises out of the action or inaction of MERCK, Gilead, at its option, may terminate such license.
12. INDEMNIFICATION
          12.1 Indemnification of MERCK by ARCHEMIX. ARCHEMIX shall indemnify, defend and hold harmless MERCK, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “MERCK Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

imposed upon the MERCK Indemnitees, or any one of them, as a direct result of claims, suits, actions, demands or judgments of Third Parties, including without limitation personal injury and product liability claims (collectively, “Claims”), arising out of (i) ARCHEMIX’s research and development activities under this Agreement, and (ii) the development, manufacture, use or sale of any Failed Compound, Waived Compound or Terminated Compound by ARCHEMIX or any of its Affiliates, sublicensees, distributors or agents, except with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, MERCK; provided, that, with respect to any Claim for which ARCHEMIX has an obligation to any MERCK Indemnitee pursuant to this Section 12.1 and MERCK has an obligation to any ARCHEMIX Indemnitee pursuant to Section 12.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.
          12.2 Indemnification of ARCHEMIX by MERCK. MERCK shall indemnify, defend and hold harmless ARCHEMIX, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “ARCHEMIX Indemnitees”), against any Losses incurred by or imposed upon the ARCHEMIX Indemnitees, or any one of them, as a direct result of Claims arising out of the Development of any Development Candidate or the Commercialization (including, without limitation, the production, manufacture, promotion, import, sale or use by any Person) of any Product by MERCK or any of its Affiliates, Sublicensees, distributors or agents, except with respect to any Claim that results from a breach of this Agreement by, or the gross negligence or willful misconduct of, ARCHEMIX; provided, that, with respect to any Claim for which ARCHEMIX has an obligation to any MERCK Indemnitee pursuant to Section 12.1 and MERCK has an obligation to any ARCHEMIX Indemnitee pursuant to this Section 12.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.
          12.3 Indemnification of Gilead and UTC by MERCK. If, and solely to the extent, legally required by the ARCHEMIX-Gilead License Agreement, MERCK shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), from and against any Losses that are incurred by a Gilead Indemnitee as a result of any Claims, to the extent such Claims arise out of the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by MERCK or its Affiliates or Sublicensees of (a) any Aptamers or Licensed Products, or (b) any other products, services and activities developed by MERCK relating to the Covered Intellectual Property, including any Licensed Products, Aptamers or Documentation (as such terms are defined in the ARCHEMIX-Gilead License Agreement), except with respect to any Claim or Losses that result from the activities of ARCHEMIX under the ARCHEMIX-Gilead License Agreement.
          12.4 Conditions to Indemnification. A Person seeking recovery under this Article 12 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Claim to the Party from which recovery is sought (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under this Article 12, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim; provided, that, the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as the settlement or disposition relates to such Indemnified Party and (b) not settle or otherwise resolve such claim without the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed). Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.
          12.5 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY AND NONINFRINGEMENT.
          12.6 No Warranty of Success. Nothing contained in this Agreement shall be construed as a warranty on the part of either Party that (a) the Research Program will yield any Lead Compound, Optimized Lead Compound or Development Candidate or otherwise be successful, (b) any Development Program will yield a Product or otherwise be successful or (c) the outcome of the Research Program or any Development Program will be commercially exploitable in any respect.
          12.7 Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.
13. MISCELLANEOUS
          13.1 Arbitration.
               13.1.1 Full Arbitration. Any dispute, controversy or claim arising between the Parties with respect to this Agreement, including any dispute, controversy or claim relating to any Excepted Decision (each, a “Dispute”), shall be resolved by binding arbitration before a panel of three (3) arbitrators in accordance with the rules of the ICC in effect at the time the proceeding is initiated; provided, that, any Dispute as to an Excepted Decision shall be resolved pursuant to Section 13.1.2. In any such arbitration, the following procedures shall apply:
                    (a) The panel will be comprised of one arbitrator chosen by MERCK, one by ARCHEMIX and the third by the two so chosen. If either, or both, of MERCK or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ARCHEMIX fails to choose an arbitrator or arbitrators within thirty (30) days after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within thirty (30) days after their appointment, then either or both Parties shall immediately request that the ICC select the remaining number of arbitrators to be selected, which arbitrator(s) shall have the requisite scientific background, experience and expertise. The place of arbitration shall be New York, New York.
                    (b) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration decision is rendered or the Dispute is otherwise resolved. Either Party also may, without waiving any right or remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the Dispute pursuant to this Section 13.1.1. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damages. Each Party shall bear its own costs and expenses and attorneys’ fees in connection with any such arbitration; provided, that, the non-prevailing Party shall pay the costs and expenses incurred by the prevailing Party in connection with any such arbitration, including reasonable attorneys’ fees and costs. The Parties acknowledge that while Section 13.4 shall apply to any such Dispute, it is the intention of the Parties not to use the discovery rules of the State of New York in connection with any such Dispute.
                    (c) Except to the extent necessary to confirm an award or decision or as may be required by Applicable Laws, neither Party nor any arbitrator may disclose the existence or results of any arbitration without the prior written consent of both Parties. In no event shall any arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the Dispute would be barred by the applicable New York statute of limitations.
                    (d) In the event of a Dispute involving the alleged breach of this Agreement (including, without limitation, whether a Party has satisfied its diligence obligations hereunder), (i) neither Party may terminate this Agreement under Section 10.2.2 until resolution of the Dispute pursuant to this Section 13.1.1 and (ii) if the arbitrators render a decision that a breach of this Agreement has occurred, the arbitrators shall have no authority to modify the right of the non-breaching Party to terminate this Agreement in accordance with Section 10.2.2.
                    (e) Any disputed performance or suspended performance pending the resolution of a Dispute that the arbitrators determine to be required to be performed by a Party shall be completed within a reasonable time period following the final decision of the arbitrators.
                    (f) The decision of the arbitrators shall be the sole, exclusive and binding remedy between the Parties regarding the determination of all Disputes presented. Any monetary payment to be made by a Party pursuant to a decision of the arbitrators shall be made in United States dollars, free of any tax or other deduction.
               13.1.2 Accelerated Arbitration. To the extent a Dispute submitted to arbitration by a Party under Section 13.1.1 is claimed, by either Party, to involve an Excepted Decision, the following procedures shall apply:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (a) The Parties shall mutually select a single independent, conflict-free arbitrator (the “Expert”), who shall have sufficient scientific background and experience to resolve the Dispute. If the Parties are unable to reach agreement on the selection of an Expert within fifteen (15) business days after submission to arbitration, then either or both Parties shall immediately request that the ICC select an arbitrator with the requisite scientific background, experience and expertise. The place of arbitration shall be New York, New York.
                    (b) Each Party shall prepare and submit a written summary of such Party’s position and any relevant evidence in support thereof to the Expert within thirty (30) days of the selection of the Expert. Upon receipt of such summaries from each Party, the Expert shall provide copies of the same to the other Party. Within thirty (30) days of the delivery of such summaries by the Expert, each Party shall submit a written rebuttal of the other Party’s summary and may also amend and re-submit its original summary. Oral presentations shall not be permitted unless otherwise requested by the Expert. The Expert shall make a final decision with respect to the Dispute within thirty (30) days following receipt of the last of such rebuttal statements submitted by the Parties. Each Party shall bear its own costs and expenses and attorneys’ fees, and the Party that does not prevail in the arbitration proceeding shall pay the Expert’s fees and any administrative fees of arbitration.
          13.2 Change of Control.
               13.2.1 ARCHEMIX Change of Control.
                    (a) Notice. If ARCHEMIX enters into an agreement that results or, if the transaction contemplated thereby is completed, would result in a Change of Control, ARCHEMIX shall provide MERCK with prompt written notice describing such Change of Control in reasonable detail (the “ARCHEMIX Change of Control Notice”). The ARCHEMIX Change of Control Notice shall be provided by ARCHEMIX prior to execution of such agreement, if permitted under Applicable Laws and not prohibited by the terms of any agreement between ARCHEMIX and any Third Party, and otherwise as soon as practicable thereafter and, in any event, not later than promptly following the consummation of the transaction contemplated by such agreement.
                    (b) Change of Control Involving Competitive Entity. If the Change of Control that is described in the ARCHEMIX Change of Control Notice results or, if completed, would result in a Competitive Entity becoming an Affiliate of ARCHEMIX, then, within [***] days after such ARCHEMIX Change of Control Notice is provided by ARCHEMIX, MERCK shall have the right to provide written notice to ARCHEMIX, in its sole discretion, (i) if the ARCHEMIX Change of Control Notice is provided prior to expiration of the Research Program Term, [***] the Research Program (subject to MERCK’s obligation to [***] ARCHEMIX the [***] of the [***] that remains [***] as of on the effective date of termination pursuant to Section 5.3); (ii) if the ARCHEMIX Change of Control Notice is received at any time during the Term, (A) [***] ARCHEMIX’s [***] in any [***] pursuant to Article 4 (including ARCHEMIX’s right to [***] in the [***], [***] and [***]); (B) to the extent not mutually agreed as of the date of the ARCHEMIX Change of Control Notice is given, [***] ARCHEMIX’s right to [***] a [***] pursuant to Section 4.9.2; and (C) to the extent MERCK is prosecuting Program
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Aptamer-Specific Patent Rights in accordance with Section 9.1.1(a), [***] MERCK’s obligation to [***] pursuant to Section 9.1.4 with respect to such Program Aptamer-Specific Patent Rights. In all other aspects, this Agreement remains unchanged. If MERCK should fail to give such notice to ARCHEMIX within such [***] day period, MERCK shall have no further rights under this Section 13.2.1 as a result of the Change of Control described in the ARCHEMIX Change of Control Notice.
                    (c) Change of Control Involving Competitive Program. If the Change of Control that is described in the ARCHEMIX Change of Control Notice involves a Third Party that has a Competitive Program, then, notwithstanding any provision hereof, the existence and continuation of such Competitive Program in any respect following the Change of Control shall not be deemed to be a breach of this Agreement.
               13.2.2 MERCK Change of Control.
                    (a) Notice. If MERCK enters into an agreement that results or, if the transaction contemplated thereby is completed, would result in a Change of Control, MERCK shall provide ARCHEMIX with prompt written notice describing such Change of Control in reasonable detail (the “MERCK Change of Control Notice”). The MERCK Change of Control Notice shall be provided by MERCK prior to execution of such agreement, if permitted under Applicable Laws and not prohibited by the terms of any agreement between MERCK and any Third Party, and otherwise as soon as practicable thereafter and, in any event, not later than promptly following the consummation of the transaction contemplated by such agreement.
                    (b) Change of Control Involving Competitive Program. If the Change of Control that is described in the MERCK Change of Control Notice involves a Third Party that has a Competitive Program, then, notwithstanding any provision hereof, the existence and continuation of such Competitive Program in any respect following such Change of Control shall not be deemed to be a breach of this Agreement; provided, that, each chemical compound or product that is part of the Competitive Program shall be deemed to be an Optimized Lead Compound, Development Candidate or Product in the event such chemical compound or product meets standards or criteria hereunder for Optimized Lead Compounds, Development Candidates or Products, and shall be subject to royalty payments as set forth in this Agreement (but not milestone payments) applicable to Optimized Lead Compounds, Development Candidates and Products.
          13.3 Notices. All notices and communications shall be in writing and delivered personally or by courier or mailed via certified mail, return receipt requested, addressed as follows, or to such other address as may be designated from time to time:

If to MERCK:	If to ARCHEMIX:

MERCK KGaA
Legal Department	Archemix Corp.
Frankfurter Str. 250	300 Third Street
64293 Darmstadt	Cambridge, MA 02142
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Germany	Tel: (617) 621-7700
Tel: +49 6151 72 0	Fax: (617) 621-9300
Fax: +49 6151 72 [***]	Attention: Chief Executive Officer
Attention: General Counsel

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111
Attention: John J. Cheney, Esq.
Tel: (617) 542-6000
Fax: (617) 542-2241
          In addition, all notices to the JPT or JSC shall be sent to each Party’s designees at such Party’s address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 13.3.
          Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) three (3) business days after deposit with an internationally-recognized overnight express courier with charges prepaid, or (b) five (5) business days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Parties at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 13.3.
          13.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the application of principles of conflicts of law.
          13.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns.
          13.6 Headings. Section and subsection headings are inserted for convenience of reference only and do not form a part of this Agreement.
          13.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and both of which, together, shall constitute a single agreement.
          13.8 Amendment; Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms of this Agreement may be waived, only by a written instrument executed by each Party or, in the case of waiver, by the Party or Parties waiving compliance. The delay or failure of either Party at any time or times to require performance of any provisions shall in no manner affect the rights at a later time to enforce the same. No waiver by either Party of any condition or of the breach of any term contained in this Agreement, whether by conduct,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or otherwise, in any one or more instances, shall be deemed to be, or considered as, a further or continuing waiver of any such condition or of the breach of such term or any other term of this Agreement.
          13.9 No Third Party Beneficiaries. Except as set forth in Sections 12.1, 12.2 and 12.3, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.
          13.10 Purposes and Scope. The Parties hereto understand and agree that this Collaboration is limited to the activities, rights and obligations as set forth in this Agreement. Nothing in this Agreement shall be construed (a) to create or imply a general partnership between the Parties, (b) to make either Party the agent of the other for any purpose, (c) to alter, amend, supersede or vitiate any other arrangements between the Parties with respect to any subject matters not covered hereunder, (d) to give either Party the right to bind the other, (e) to create any duties or obligations between the Parties except as expressly set forth herein, or (f) to grant any direct or implied licenses or any other right other than as expressly set forth herein.
          13.11 Assignment and Successors. Neither this Agreement nor any obligation of a Party hereunder may be assigned by either Party without the consent of the other which shall not be unreasonably withheld, except that each Party may assign this Agreement and the rights, obligations and interests of such Party, in whole or in part, to any of its Affiliates, to any purchaser of all or substantially all of its assets or all or substantially all of its assets to which this Agreement relates or to any successor corporation resulting from any merger, consolidation, share exchange or other similar transaction.
          13.12 Force Majeure. Neither MERCK nor ARCHEMIX shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to a Force Majeure. In event of such Force Majeure, the Party affected shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
          13.13 Interpretation. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to each Party and not in a favor of or against either Party, regardless of which Party was generally responsible for the preparation of this Agreement.
          13.14 Integration; Severability. This Agreement is the entire agreement with respect to the subject matter hereof and supersedes all other agreements and understandings between the Parties with respect to such subject matter. If any provision of this Agreement is or becomes invalid or is ruled invalid by any court of competent jurisdiction or is deemed unenforceable, it is the intention of the Parties that the remainder of the Agreement shall not be affected.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          13.15 Further Assurances. Each of ARCHEMIX and MERCK agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including, without limitation, the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confer unto such other Party its rights and remedies under, this Agreement.
[Remainder of page intentionally left blank.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

ARCHEMIX CORP.

By:	/s/ John Harre

Name:	John A. Harre

Title:	V.P. Intellectual Property

MERCK KGaA

ppa. i.V.

By:	/s/ [*]
[***]
/s/ [*]
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 1
OPTIMIZED LEAD COMPOUND SELECTION CRITERIA
[Lead Compound is ready for efficacy testing in animal models including, at a minimum, binding affinity, specificity, activity, size, and rodent PK criteria but shall not include animal efficacy, animal toxicology, process development or cost of goods criteria.]
Optimized Lead Selection Criteria
•	[***] for [***] is [***] or [***] to [***]

•	[***] in [***] with an [***] and an [***].

•	[***] for the [***] (e.g., no [***] to [[***]]).*

•	[***] to [***] (e.g., to [***] of [***] with an [***], [***]% of [***] in [***] and [***]% of [***]).

•	[***] (e.g., [***] on [***]).

•	[***] as [***] by [***] of [***], a [***] of the [***], or [***] of [***].*

•	[***] can be [***] using [***] with [***].

•	[***] can be [***] for [***] at [***] and [***] of [***] and with [***] and [***].

•	[***] for [***] use as [***] using [***] that [***] (e.g., [***]).

•	[***] does not [***] an [***] in the [***] of [***] to [***] other [***]).
*Specific criteria would be [***] on a [***], reflecting [***] for each program and [***] of [***], and approved by the JSC:
•	[***]

•	[***] of the [***] for its [***] (e.g. [***])

•	[***] and [***] for [***]

•	[***]
Comments
•	[***] include [***] but not [***]. [***] with [***] provides a [***] for [***] from [***].

•	The [***] of [***] is [***] by [***] the [***] of [***]. No efforts at [***] are envisioned [***] to [***].

•	[***] for [***], etc.) have yet to be established. We have [***] any [***] for [***] in these [***] up to [***] of [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 1-1

SCHEDULE 2A
PROGRAM TARGETS
•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 2A-1

SCHEDULE 2B
REPLACEMENT TARGETS
•	[***]

•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 2B-1

SCHEDULE 3
LICENSED PATENT RIGHTS

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-1

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-2

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-3

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-4

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-5

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-6

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-7

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-8

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-9

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-10

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-11

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-12

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-13

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-14

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-15

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-16

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 3-17

SCHEDULE 4
EXCLUDED APTAMERS
•	[***]

•	[***]

•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 4-1

SCHEDULE 5
EXCLUDED TARGETS
•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 5-1

SCHEDULE 6
DEVELOPMENT CANDIDATE SELECTION CRITERIA
Development Candidate Selection Criteria
•	[***] from [***] and [***] of [***] and [***] in [***] (e.g., [***] (or [***]) by a [***]).

•	[***] of [***] with [***] or [***] of [***] with [***] to [***] of [***] in [***] and [***] with the [***].

•	[***] in [***] appears [***] for the [***].

•	[***] and [***].

•	[***]

•	[***] with [***], as defined [***] the [***] (thus no [***])
(If [***] requires [***] of [***])
o	[***] remain [***] than a [***] (as measured by [***]) [***] the [***] (e.g., after [***]).
•	(If [***] requires [***])
o	[***] after [***] in [***], with [***] to [***].

o	With [***] in [***], no [***] of [***] in [***] of [***] the [***] (e.g., after [***]) which would result in a [***] in the [***] to [***] of [***].
•	(If [***])
o	[***] of [***]

o	[***] and [***] must permit a [***] that can [***] be [***] though a [***] or [***].

o	[***] at [***] in [***] at [***] and [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 6-1

SCHEDULE 7
FORM OF PRESS RELEASE
Merck KGaA and Archemix to Collaborate on Aptamer-Based Cancer Therapeutics
Darmstadt, January xx, 2007 – Merck KGaA announced today that it has signed a multi-year, multi-target agreement with Archemix Corp. of Cambridge, Massachusetts, that focuses on the discovery, development, and commercialization of first-in-class aptamer-based therapeutics to treat cancer.
Under terms of the agreement, Archemix will receive an upfront payment and committed research funding of as much as $10 million. Archemix also could receive milestones and royalty payments for products successfully commercialized under the collaboration. In addition, Archemix may participate in the co-promotion of products that result from the collaboration. Other financial terms were not disclosed.
“Archemix is the leader in the field of aptamers, a new class of drugs that has tremendous potential in the battle against cancer,” said Dr. Bernhard Kirschbaum, Executive Senior Vice President and Director of Research for Merck Serono. “We hope this collaboration will further our efforts to provide physicians and oncology patients with innovative, targeted cancer treatments.”
Dr. Errol De Souza, President and Chief Executive Officer of Archemix, commented: “Merck is a recognized global leader in oncology drug development and marketing and we are excited to be working with them to apply our scientific expertise in developing novel aptamer therapeutics for cancer. This alliance is the fourth major partnership we have formed over the past 6 months and is consistent with our strategy to enable partners to leverage aptamers as drugs on a target by target basis.”
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 7-1

About Aptamers
Aptamers are single-stranded nucleic acids that form well-defined three-dimensional shapes, allowing them to bind target molecules in a manner that is conceptually similar to antibodies. Aptamers combine the optimal characteristics of small molecules and antibodies, including high specificity and affinity, chemical stability, low immunogenicity and the ability to target protein-protein interactions. In contrast to monoclonal antibodies, aptamers are chemically synthesized rather than biologically expressed, offering a significant cost advantage.
About Archemix Corp.
Archemix Corp. is a privately-held biopharmaceutical company based in Cambridge, Massachusetts. The company’s mission is to develop aptamers as a class of directed therapeutics for the prevention and treatment of human disease. Because of their unique properties and proven efficacy, aptamers offer an alternative to biologics and small molecules in numerous applications and offer the potential to be a major class of drugs for the treatment of unmet medical needs.
Archemix’s aptamer expertise is complemented by a robust patent estate comprised of over 220 issued and 230 pending patents covering the identification, composition, and use of therapeutic aptamers. In addition to the company’s core aptamer generation technology, Archemix possesses strong expertise in both pre-clinical and clinical drug development. Further information on Archemix can be found at www.archemix.com.
All Merck Press Releases are distributed by e-mail at the same time they become available on the Merck Website. Please go to http://www.subscribe.merck.de to register online, change your selection or discontinue this service.
Merck is a global pharmaceutical and chemical company with sales of EUR 5.9 billion in 2005, a history that began in 1668, and a future shaped about 35,000 employees in 56 countries. Its success is characterized by innovations from entrepreneurial employees. Merck’s operating activities come under the umbrella of Merck KGaA, in which the Merck family holds a 73% interest and free shareholders own the remaining 27%. In 1917 the U.S. subsidiary Merck & Co. was expropriated and has been an independent company ever since.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 7-2

Archemix and Merck KGaA to Collaborate on Aptamer-Based Cancer Therapeutics
CAMBRIDGE, MA – January XX, 2007 – Archemix Corp. announced today that it has signed a multi-year, multi-target agreement with Merck KGaA of Darmstadt, Germany, that focuses on the discovery, development, and commercialization of first-in-class aptamer-based therapeutics to treat cancer.
Under terms of the agreement, Archemix will receive an upfront payment and committed research funding of as much as $10 million. Archemix also could receive milestones and royalty payments for products successfully commercialized under the collaboration. In addition, Archemix may participate in the co-promotion of products that result from the collaboration. Other financial terms were not disclosed.
Dr. Errol De Souza, President and Chief Executive Officer of Archemix, commented: “Merck is a recognized global leader in oncology drug development and marketing and we are excited to be working with them to apply our scientific expertise in developing novel aptamer therapeutics for cancer. This alliance is the fourth major partnership we have formed over the past six months and is consistent with our strategy to enable partners to leverage aptamers as drugs on a target by target basis.”
“Archemix is the leader in the field of aptamers, a new class of drugs that has tremendous potential in the battle against cancer,” said Dr. Bernhard Kirschbaum, Executive Senior Vice President and Director of Research for Merck Serono. “We hope this collaboration will further our efforts to provide physicians and oncology patients with innovative, targeted cancer treatments.”
About Aptamers
Aptamers are single-stranded nucleic acids that form well-defined three dimensional shapes, allowing them to bind target molecules in a manner that is conceptually similar to antibodies. Aptamers combine the optimal characteristics of small molecules and antibodies, including high specificity and affinity, chemical stability, low immunogenicity and the ability to target protein-protein interactions. In contrast to monoclonal antibodies, aptamers are chemically synthesized rather than biologically expressed, offering a significant cost advantage.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 7-3

About Archemix Corp.
Archemix Corp. is a privately-held biopharmaceutical company based in Cambridge, Massachusetts. The company’s mission is to develop aptamers as a class of directed therapeutics for the prevention and treatment of human disease. Because of their unique properties and proven efficacy, aptamers offer an alternative to biologics and small molecules in numerous applications and offer the potential to be a major class of drugs for the treatment of unmet medical needs.
Archemix’s aptamer expertise is complemented by a robust patent estate comprised of over 220 issued and 230 pending patents covering the identification, composition, and use of therapeutic aptamers. In addition to the company’s core aptamer generation technology, Archemix possesses strong expertise in both pre-clinical and clinical drug development. Further information on Archemix can be found at www.archemix.com.
     About Merck
Merck is a global pharmaceutical and chemical company with sales of EUR 5.9 billion in 2005, a history that began in 1668, and a future shaped by about 35,000 employees in 56 countries. Its success is characterized by innovations from entrepreneurial employees. Merck’s operating activities come under the umbrella of Merck KGaA, in which the Merck family holds a 73% interest and free shareholders own the remaining 27%. In 1917 the U.S. subsidiary Merck & Co. was expropriated and has been an independent company ever since.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 7-4

SCHEDULE 8
REGIONAL OFFICES OR COUNTRIES IN WHICH
PATENT APPLICATIONS ARE TO BE NATIONALIZED
OR OTHERWISE PROSECUTED, FILED AND MAINTAINED

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

*	[***]
In addition, any country not listed above in which MERCK customarily pursues patent protection for a commercial product, taking into account all relevant factors (including, as applicable and without limitation, stage of development, mechanism of action, efficacy and safety relative to competitive products in the marketplace, actual or anticipated Regulatory Authority approved labeling, the nature and extent of market exclusivity (including patent coverage and regulatory exclusivity), cost and likelihood of obtaining Commercialization Regulatory Approval, actual or projected profitability and availability of capacity to manufacture and supply for commercial sale).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 8-1

SCHEDULE 9
MATERIAL TERMS TO BE INCLUDED IN
FORM OF CO-PROMOTION AGREEMENT
     The Co-Promotion Agreement is to be negotiated by the Parties in accordance with Section 4.9.2 and shall contain the following material terms. Capitalized terms used in this Schedule 9 and not otherwise defined have the meanings given to them in the Agreement.
     1. Joint Marketing Committee.
          (a) Establishment. [***] of the [***] but in [***], ARCHEMIX and MERCK shall [***] ARCHEMIX and MERCK [***], which shall have and [***].
          (b) Membership. Each of ARCHEMIX and MERCK shall [***] to the [***] by the[***], one of [***], on a [***] to the [***].
          (c) Meetings.
                         (i) Schedule of Meetings; Agenda. [***], without [***] for the [***] and its [***]by any [***] (or, if such [***] to be [***] to the [***]; provided, that, [***], either before or after such [***] of any [***], unless such [***] for the [***] to its [***]; provided, that, [***] for each [***].
                         (ii) Quorum; Voting; Decisions. [***] of the [***]; provided, that, [***] from the [***]. Whenever [***] by the [***] in which the [***]of the [***] or by [***] of the [***], which shall not [***].
          (d) Responsibilities. [***] shall be [***] in the [***] shall have the [***]:
                         (i) the [***] for the [***] of each [***];
                         (ii) [***] of a [***] for each [***] in the [***];
                         (iii) [***] and [***] for [***];
                         (iv) [***] and the [***] of all [***] in the [***], but [***];
                         (v) [***] of [***] in the [***];
                         (vi) [***] and any [***] in the [***];
                         (vii) [***] to [***];
                         (viii) [***] to be [***] to [***] to [***];[***] to the [***] to[***]; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 9-1

                         (ix) [***] as may be [***], or by [***] of the [***].
          (e) Dispute Resolution. The [***]. In the event that, [***] on a [***] after the [***], then the [***].
     2. Co-Promotion Plan. The [***] for the [***], but not be [***] in the [***] and [***] for such [***] for such [***] for such [***] shall be [***] ARCHEMIX’S [***] and shall be [***] and [***] MERCK’s and ARCHEMIX’s [***]r.
     3. Labeling. [***] MERCK and ARCHEMIX. The [***] and [***] in the [***] and [***] or in the [***].
     4. Co-Promotion Rights.
          (a) ARCHEMIX and MERCK [***] is to [***] of the [***] for [***] that the [***] to the [***] but [***]; provided, that, the [***] of the [***] and the [***] in such [***] as the [***] for the [***] of such [***] with the [***] from which each [***] and [***] of [***] that it may be [***]shall be [***] to be [***].
          (b) The [***] to the [***] with a [***]. It is [***] to the [***]. With respect to each [***] as the [***] to be [***].
          (c) MERCK s[***] ARCHEMIX a [***]MERCK [***] the MERCK [***] and MERCK [***].
          (d) ARCHEMIX and MERCK [***] if that [***] that is [***] that is [***] shall be [***] that its [***] and/or the [***] of the [***] with an [***] for the [***] for its [***] in the [***].
     5. Commercialization Efforts. [***] with the [***], and to [***] with each [***] out such [***].
     6. Co-Promotion Marketing and Sales Plan and Budget.
          (a) Preparation of Plan and Budget. MERCK, [***]ARCHEMIX, [***] for each [***] for the [***], and each such [***] shall be [***] by the [***]; provided, that each such [***] with ARCHEMIX’s [***] but not be[***] and [***] for the [***] in the [***] and [***] for the [***] for each [***] for the [***]. Each [***] of the [***] shall be [***] to the [***] by a [***], but no [***].
          (b) Changes to Plans/Budgets. [***] in a [***] of the [***] to the [***], MERCK [***]to the [***] with such [***] by MERCK [***].
          (c) Detail Audit Rights. [***] MERCK and ARCHEMIX [***] for a [***] from the [***] shall have the [***] of the [***] to the [***] at such [***] shall not be [***] in [***] in the course of [***], shall be [***] of the [***]. The [***] of such [***] in the [***] in the [***] by such [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 9-2

     7. Control Over Advertising and Detailing.
          (a) [***] in any [***] or other [***] (to be [***] with a [***] in the [***] and [***] by the [***].
          (b) [***] on the [***], but all [***] ARCHEMIX or MERCK and [***] shall be [***].
          (c) [***] shall be [***] with a [***] of the [***].
          (d) [***] with the [***] of the [***] of the [***] of the [***].
          (e) MERCK [***] and for [***] as may be [***]; and [***] but shall, in [***] with, and [***].
          (f) MERCK [***] for the [***].
          (g) [***] in any [***] or other [***] with a [***] unless the [***] by the [***] by the [***], but all [***] ARCHEMIX or MERCK [***] which is not [***] shall be [***]. Without the [***] of the [***] of the [***].
     8. Sales Efforts in the Co-Promotion Territory. As [***] for the [***] of the [***] for the [***] and [***] in the [***], of the [***] to be [***] with the [***] that ARCHEMIX [***] of the [***] to the [***] in an [***] with the [***] to each [***] in the [***] of such [***] of the [***] that it may be [***] in the [***], and, [***] in the [***] as it [***] to be [***].
     9. Training Program. [***] for the [***] of all [***] to be [***] in the [***] that is [***] that for the [***] and the [***] of such [***] as a [***] under this [***].
     10. Trademarks. MERCK [***], and MERCK [***]ARCHEMIX [***]MERCK [***] in the [***] all such [***] in the [***] for all [***] be the [***] of the [***] in the [***].
     11. Product Recalls. In the [***], or in the [***] that an [***] in the [***] and have [***] in the [***] by a [***] or to [***] in which [***], the [***] shall be [***] that ARCHEMIX [***], ARCHEMIX [***] MERCK. MERCK [***] or [***] of the [***] for such [***].
     12. Co-Promotion Mechanism.
          (a) Sales. [***] in the [***] MERCK. If, during the [***], ARCHEMIX [***] for a [***] MERCK.
          (b) Processing of Orders for Co-Promoted Products.
                         (i) [***] by MERCK [***] by MERCK in a [***] with the [***] by it in [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 9-3

                         (ii) MERCK [***] by it for a [***], that MERCK [***] on an [***], but only with [***] with the [***] by it with [***].
                         (iii) MERCK [***] with [***].
     13. Termination of Co-Promotion Participation. I[***], at the [***], ARCHEMIX [***] to MERCK, to [***] of any [***], provided that ARCHEMIX [***] from ARCHEMIX’ [***].
     14. Cost of Detailing. [***], in no event shall [***] to an [***] of the [***], such as [***] MERCK [***] ARCHEMIX.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 9-4

SCHEDULE 10
MERCK’S STANDARD EXCHANGE RATE METHODOLOGY APPLIED
IN ITS EXTERNAL REPORTING
MERCK’s standard exchange rate methodology uses the applicable [***] foreign exchange rate as published by the [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 10-1

SCHEDULE 11
Program Chemistries
[***]: [***] containing [***], or [***] of [***].
[***]:

[***]
[***]
[***]
[***]
[***]
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Sched. 11-1

AMENDMENT TO COLLABORATIVE RESEARCH AND LICENSE AGREEMENT
BETWEEN ARCHEMIX CORP. AND MERCK KGaA DATED JANUARY 17, 2007
     This AMENDMENT TO COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (this “Agreement”) is entered into as of June 6, 2007, by and between Archemix Corp., a Delaware corporation with offices at 300 Third Street, Cambridge, MA 02142 (“ARCHEMIX”), and Merck KGaA, a company organized under the laws of Germany with offices at Frankfurter Str. 250, 64293 Darmstadt, Germany (“MERCK”). Each of MERCK and ARCHEMIX is sometimes referred to individually herein as a “Party” and collectively as the “Parties.”
     WHEREAS, MERCK and ARCHEMIX entered into a Collaborative Research and License Agreement (the “First License Agreement”) on January 17, 2007; and
     WHEREAS, concurrent with the signature of this Agreement MERCK and ARCHEMIX shall enter into a second Collaborative Research and License Agreement (the “Second License Agreement”); and
     WHEREAS, MERCK and ARCHEMIX now wish to amend certain provisions of the First License Agreement to make them consistent with the provisions of the Second License Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:
1.	Effective as of the date first written above, Section 1.64 of the First License Agreement is hereby amended to read as follows:

“In Vitro Diagnostics” means the use of the SELEX® Process or aptamers or photoaptamers identified through the use of the SELEX® Process in the assay, testing or determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of the SELEX® Process or aptamers or photoaptamers identified through the use of the SELEX® Process in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder, or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process, or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); and (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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2.	Effective as of the date first written above, Section 1.65 of the First License Agreement is hereby amended to read as follows:

“In Vivo Diagnostic Agent” means any product containing one or more aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.

3.	Effective as of the date first written above, Section 1.88 of the First License Agreement is hereby amended to read as follows:

“Permitted Activities” means (a) with respect to any Program Target, any screening activities conducted by ARCHEMIX with respect to such Program Target for itself and/or for any Third Party for the purpose of identifying aptamers that bind to a Target other [***] select or otherwise participate in the identification of the targets that are the subject of any such grant of rights and (z) fund or participate in the discovery, development and/or commercialization of any such aptamers outside of the Field.

4.	Effective as of the date first written above, Section 1.106 of the First License Agreement is hereby amended to read as follows:

“Radio Therapeutic” means any product for human therapeutic use that contains one or more aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.

5.	Effective as of the date first written above, Section 4.8.3(a) of the First License Agreement is hereby amended to read as follows:

Adverse Events. In addition to the updates described in Section 4.8.1 and 4.8.2, MERCK shall provide ARCHEMIX with all Adverse Event information and product complaint information relating to Development Candidates or Products as such information is compiled or prepared by MERCK in the normal course of business in connection with the Development of any Development Candidates or Commercialization of any Product and, in any event, within time frames consistent with reporting obligations under Applicable Laws. MERCK shall provide such Adverse Event and product complaint information hereunder to ARCHEMIX in accordance with Section 13.3. ARCHEMIX may provide all such Adverse Event information to other licensees of ARCHEMIX who have the right to sell aptamers for therapeutic purposes under a license from ARCHEMIX; provided, that, such other licensees agree to maintain the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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confidentiality thereof. ARCHEMIX will provide to MERCK Adverse Event information obtained from other licensees of ARCHEMIX who have the right to develop and sell aptamers for therapeutic purposes under a license from ARCHEMIX; provided, that, such other licensees agree to share such information and MERCK agrees to maintain the confidentiality thereof.

6.	Effective as of the date first written above, Section 5.4.1 of the First License Agreement is hereby amended to read as follows:

	Milestone Event	Milestone Payment
1.	[***]	$[***]
2.	[***]	$[***]
3.	[***]	$[***]
4.	[***]	$[***]
5.	[***]	$[***]
6.	[***]	$[***]
7.	[***]	$[***]
8.	[***]	$[***]
9.	[***]	$[***]
10.	[***]	$[***]
11.	[***]	$[***]
12.	[***]	$[***]
13.	[***]	$[***]
14.	[***]	$[***]
7.	Effective as of the date first written above, Section 5.5.1(f) of the First License Agreement is hereby amended to read as follows:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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Know-How Payments. The Parties hereby acknowledge and agree that any royalties that are payable for a Product for which no Patent Rights exist shall be in consideration of (i) ARCHEMIX’s expertise and know-how concerning the identification of aptamers in the Field, including its development of the SELEX® Process and its other aptamer-related development activities conducted prior to the Effective Date; (ii) the performance by ARCHEMIX of the Research Program, (iii) the disclosure by ARCHEMIX to MERCK of results obtained in the Research Program; (iv) the licenses granted to MERCK hereunder with respect to Licensed Technology and Joint Technology that are not within the claims of any Patent Rights Controlled by ARCHEMIX; (v) the restrictions on ARCHEMIX in Section 7.6.1; and (vi) the “head start” afforded to MERCK by each of the foregoing.

8.	Effective as of the date first written above, Section 7.1.2(f) of the First License Agreement is hereby amended to read as follows:

Non-Exclusive License For Aptamers Outside the Collaboration. MERCK hereby grants to ARCHEMIX and its Affiliates a non-exclusive, royalty-free, worldwide license, with the right to grant sublicenses, under MERCK Program Technology and Patent Rights claiming MERCK Program Technology to the extent necessary to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported aptamers and products Derived from aptamers other than those targeted to a Program Target for any and all uses, except as otherwise provided herein.

9.	Effective as of the date first written above, Section 7.1.2(g) of the First License Agreement is hereby amended to read as follows:

Exclusive License For Aptamers Outside the Collaboration. To the extent requested in writing by ARCHEMIX, MERCK may grant to ARCHEMIX and its Affiliates an exclusive, royalty-bearing, worldwide license, with the right to grant sublicenses, under MERCK Program Technology and Patent Rights claiming MERCK Program Technology and MERCK’s interest in Joint Technology and Joint Patent Rights to the extent necessary to research, develop, have developed, make, have made, use, distribute for sale, sell, offer for sale, import and have imported aptamers and products Derived from aptamers other than those targeted to a Program Target for any and all uses, except as otherwise provided herein. The Parties agree to negotiate in good faith with respect to the foregoing license.

10.	Effective as of the date first written above, Section 7.6.1 of the First License Agreement is hereby amended to read as follows:

ARCHEMIX. During the Term, ARCHEMIX shall not, and shall cause each of its Affiliates to not, conduct any activity, either on its own, or with, for the benefit of, or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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sponsored by any Third Party, that is designed to research, develop or commercialize, or grant any license or other rights to any Third Party to utilize, any Proprietary Materials, Technology or Patent Rights Controlled in whole or in part by ARCHEMIX or any of its Affiliates for the purpose of researching, developing or commercializing (a) any aptamer binding to a Program Target, or (b) any Collaboration Aptamer or aptamer Derived therefrom, except for the conduct of Permitted Activities and as otherwise provided under this Agreement.

11.	Effective as of the date first written above, Section 9.2.1(a) of the First License Agreement is hereby amended to read as follows:

Notice. In the event either Party becomes aware of (i) any possible infringement of any Licensed Patent Rights, MERCK Patent Rights or Joint Patent Rights through the Development or Commercialization of an aptamer covered by the Program Aptamer-Specific Patent Rights, or (ii) the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act for a product that includes an aptamer covered by the Program Aptamer-Specific Patent Rights (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).

12.	Effective as of the date first written above, Section 11.3 of the First License Agreement is hereby amended to read as follows:

Acknowledgment of MERCK. MERCK acknowledges that the licenses granted to MERCK hereunder are subject to certain limitations and restrictions set forth in the ARCHEMIX-Gilead License Agreement and the URC License Agreement and agrees that MERCK shall comply with the terms of the ARCHEMIX-Gilead License Agreement and the URC License Agreement that ARCHEMIX is subject to thereunder. MERCK hereby acknowledges and agrees and covenants that (a) it may and will not use the SELEX® Process or the SELEX® Technology as described in the SELEX® Portfolio for any reason, including without limitation (i) to research, make, use, sell, offer for sale, import or export any aptamers for In Vitro Diagnostics, In Vivo Diagnostic Agents, or Radio Therapeutics or (ii) develop, modify, manufacture, have manufactured, export, import, use, sell or offer to sell (A) any aptamer other than a Collaboration Aptamer, or (B) any Excluded Aptamer and/or any product containing an Excluded Aptamer; (b) under the ARCHEMIX-Gilead License Agreement and under the URC License Agreement, ARCHEMIX’ rights in the SELEX® Process or the SELEX® Technology as described in the SELEX® Portfolio may revert to Gilead if ARCHEMIX, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of products and services utilizing the SELEX® Process or the SELEX® Technology; (c) in the event of any termination of the URC License Agreement, the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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licenses granted to MERCK hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, MERCK is not then in breach of this Agreement and MERCK agrees to be bound to UTC as the licensor under the terms and conditions of the URC License Agreement as described in the SELEX® Portfolio; and (d) in the event of any termination of the ARCHEMIX-Gilead License Agreement, the licenses granted to MERCK hereunder shall remain in full force and effect in accordance with Section 2.3 of the ARCHEMIX-Gilead License Agreement; provided, that, MERCK agrees to be bound to Gilead as the licensor under the terms and conditions of the ARCHEMIX-Gilead License Agreement; and, provided, that, if the termination of the ARCHEMIX-Gilead License Agreement arises out of the action or inaction of MERCK, Gilead, at its option, may terminate such license.

13.	Effective as of the date first written above, a new paragraph shall be inserted into the First License Agreement as Section 11.4 which new Section 11.4 shall read as follows:

Covenant of ARCHEMIX. ARCHEMIX hereby covenants that to the extent it enters into an agreement with a Third Party that grants a license to such Third Party to research, develop, and/or commercialize aptamers that bind to a Program Target in accordance with Section 7.6.1 (as amended herein) it will include in any such license a covenant which prohibits such Third Party and any sublicensee of such Third Party from asserting any patent rights relating to the Program Targets arising under any such license (or any sublicense granted thereunder) against ARCHEMIX or any licensee or sublicensee of ARCHEMIX (including, for clarity, MERCK and its Affiliates) to which ARCHEMIX has granted a license or sublicense to aptamers that bind to a Program Target for the treatment, prevention, cure or delay of progression of an indication, disease or disorder for ARCHEMIX’s or its licensee’s or sublicensee’s research, development or commercialization of aptamers that bind to a Program Targets for the treatment, prevention, cure or delay of progression of an indication, disease or disorder.

14.	Except to the extent amended herein, the First License Agreement shall remain unchanged and in full force and effect.
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Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

ARCHEMIX CORP.

By:

Name:

Title:

MERCK KGaA
ppa.		i.V.

By:

Name:	Dr. B. Kirschbaum	J. Eckhardt

	Senior Executive	Legal Counsel
Vice President
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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